EXHIBIT 10.7

STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE - MODIFIED NET
                   AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION


1. Basic Provisions ['Basic Provisions")

1.1 Parties: This Lease ("Lease"), dated for reference purposes only, AUGUST 12, 1996,is made by and between EBJ PARTNERS, L.P., A CALIFORNIA LIMITED PARTNERSHIP ("lessor") and ORYX TECHNOLOGY CORPORATION & SURGX CORPORATION ("Lessee:) (collectively the '"Parties," or individually a "Party")

1.2(a) Premises: That certain portion of the Building, including ail Improvements therein or to be provided by Lessor under the terms of this Lease, commonly known by the street address of 1100 AUBURN STREET , located In the City of FREMONT County of ALAMEDA , State Or CALIFORNIA , with zip code 94538 , as outlined on Exhibit A attached hereto ['Premises',. The "Building" is that certain building containing the Premises and generally described as (describe briefly the nature of the Building): Approximately 22,689 square feet of R & D building and offices of a larger 38,628 square foot building . In addition to Lessee's rights to use and occupy the Premises as hereinafter specified, Lessee shall have non-exclusive rights to the Common Areas (as defined In Paragraph 2.7 below) as hereinafter specified, but shall not have any rights to the roof, exterior walls or utility raceways of the Building or to any other buildings In the Industrial Center. The Premises, the Building, the Common Areas, the land upon which they are located, along with all other buildings and Improvements thereon, are herein collectively referred to as the "Industrial Center." (Also see Paragraph 2.)
      1.2(b) Parking: Its prorata share unreserved vehicle parking spaces (Unreserved Parking Spaces; and Not Applicable reserved vehicle parking spaces ['Reserved Parking Spaces") (Also see Paragraph 2.6.)

1.3 Term: Five years and O months ("Original Term") commencing September 1, 1996 (Commencement Date), and ending August 30, 2001 ['Expiration Date") (Also see Paragraph 3.)

1.4 Early Possession: See Addendum ("Early Possession Date"). (Also see Paragraphs 3.2 and 3.3.) 1.5 Base Rent: $ 18,151.2D per month ("Base Rent") payable on the first ( 1st)day of each month commencing September 1, 1996 (Also see Paragraph 4.)

If this box is checked, this Lease provides for the Base Rent to be adjusted per Addendum One, attached hereto.

1.6(a) Base Rent Paid Upon Execution: $18,151.20 as Base Rent for the period September 1 through September 30 1.6(b) Lessee's Share of Common Area Operating Expenses: 58. 70 percent (58.70 %) {'Lessee's Share") as determined by prorate square footage of the Premises as compared to the total square footage of the Building or other criteria as described in Addendum .

1.7      Securely Deposit: 18,151.20 ('Security Deposit) (Also see Paragraph 5.)

1.8      Permitted   use:   manufacturing   and  research  and   development  of
         electronics   equipment,   administrative,   and  other  related  uses.
         (Permitted Use-) (Also see Paragraph 6.)

1.9      Insuring Party.  Lessor Is the "Insuring Party.  (Also see Paragraph 8)

1.10(a) Real Estate Brokers. The following real estate broker(s) (collectively, the "Brokers', and brokerage relationships exist in this transaction and are consented to by the Parties (check applicable boxes):

BISHOP HAWK represents Lessor exclusively ('Lessor's Broker); GRUBB & ELLIS represents Lessee exclusively ['Lessee's Broker 1; or represents both Lessor and Lessee (Dual Agency-). (Also see Paragraph 15.)

1. 10(b) Payment to Brokers. Upon the execution of this Lease by both Parties, Lessor shall pay to said Broker(s) jointly or in such separate shares as they may mutually designate In writing, a fee as set forth in a separate written agreement between Lessor and said Broker(s) for-brokerage services rendered by said Broker(s) In connection with this transaction.
1.11 Guarantor. The Obligations of the Lessee under this Lease are to be guaranteed by NOT APPLICABLE ("Guarantor") (also see Paragraph 37.) NO. 1 & 2 1.12 Addendum and Exhibits. Attached hereto is an Addendum or Addenda/consisting of Paragraphs 49 through 66, and Exhibits A through C, all of which constitute a part of this Lease.

2. Premises, Parking and Common Areas.

      2.1 Letting. Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, the Premises, for the term, at the rental; and upon all of the terms, covenants and conditions set forth in this Lease. Unless otherwise provided herein, any statement of square footage set forth in this Lease, or that may have been used In calculating rental and/or Common Area Operating Expenses, is an approximation which Lessor and Lessee agree is reasonable and the rental and Lessee's Share (as defined In Paragraph 1.6(b)) based thereon is not subject to revision whether or not the actual square footage is more or less.

      2.2 Condition. Lessor shall deliver the Premises to Lessee clean and free of debris on the Commencement Date and warrants to Lessee that the existing plumbing, electrical systems, fire sprinkler system, lighting, all conditioning and heating systems and loading doors, inane, in the Premises, other than those constructed by Lessee, shall be in good operating condition on the Commencement Date. If a non-compliance with said warranty exists as of the Commencement Date, Lessor shall, except as otherwise provided In this Lease, promptly under receipt of written notice from Lessee setting forth with specificity the nature and extent of such non-compliance, rectify same at Lessor's expense. If Lessee does not give Lessor written notice of a non-compliance with this warranty within thirty (30) days after the Commencement Date, correction of that non-compliance shall be the obligation of Lessee at Lessee's sole cost and expense.

      2.3 Compliance with Covenants, Restrictions and Building Code. Lessor warrants that any improvements (other than those constructed by Lessee or at Lessee's direction) on or In the Premises which have been constructed or installed by Lessor or with Lessor's consent or at Lessor's direction shall comply with all applicable covenants or restrictions of record and applicable building codes, regulations and ordinances in effect on the Commencement Date. Lessor further warrants to Lessee that Lessor has no knowledge of any claim having been made by any governmental agency that a violation or violations of applicable building codes, regulations, or ordinances exist with regard to the Premises as of the Commencement Date. Said warranties shall not apply to any Alterations or Utility Installations (defined In Paragraph 7.3(a)) made or to be made by Lessee. If the Premises do not comply with said warranties, Lessor shall, except as otherwise provided in this Lease, promptly after receipt of written notice from Lessee given within six (6) months following the Commencement Date and setting forth with specificity the nature and extent of such non-compliance, take such action, at Lessor's expense, as may be reasonable or appropriate to rectify the non-compliance. Lessor makes no warranty that the Permitted Use in Paragraph 1.8 Is permitted for the Premises under Applicable Laws (as defined In Paragraph 2.4).

      2.4 Acceptance of Premises. Lessee hereby acknowledges (a) that it has been advised by the Broker(s) to satisfy itself with respect to the condition of the Premises including but not limited to the electrical and fire sprinkler systems, security, environmental aspects, and compliance with the Americans with Disabilities Act and applicable zoning, municipal, county, state and federal laws, ordinances and regulations and any covenants or restrictions of record (collectively, "Applicable Laws" ) and the present and future suitability of the Premises for Lessee's intended use; (b) that Lessee has made such investigation as It deems necessary with reference to such matters, if satisfied with reference thereto, and assume" all responsibility therefore as the same relate to Lessee's occupancy of the Premises and/or the terms of this Lease; and (c) that neither Lessor, nor any of Lessor's agents, has made any oral or written representations or warranties with respect to said matters other than as set forth in this Lease.

      2.5 Lessee as Prior Owner/Occupant. The warranties made by Lessor in this Paragraph 2 shall be of no force or effect it Immediately prior to the dale set forth In Paragraph 1.1 Lessee was the owner or occupant of the Premises. In such event, Lessee shall, at Lessee's sole cost and expense, correct any non-compliance of the Premises with said warranties.

     2.6 Vehicle Parking. Lessee shall be entitled to use the number of Unreserved Parking Spaces and Reserved Parking Spaces specified in Paragraph 1.2(b) on those portions of the Common Areas designated from time to time by Lessor for parking. Lessee shall not use more parking spaces than said number. Said parking spaces shall be used for parking by vehicles no larger than full-size passenger automobiles or pick-up trucks, herein called "Permitted size Vehicles." Vehicles other than Permitted Size Vehicles shall be parked and loaded or unloaded as directed by Lessor In the Rules and Regulations (as defined in Paragraph 40) Issued by Lessor. (Also see Paragraph 2.9.)

             (a) Lessee shall not permit or allow any vehicles that belong to or are controlled by Lessee or Lessee's employees, suppliers, shippers, customers, contractors or Invitees to be loaded, unloaded, or parked in areas other than those designated by Lessor for such activities.

             (b) If Lessee permits or allows any of the prohibited activities described In this Paragraph 2.6, then Lessor shall have the right, without notice, In addition to such other rights and remedies that it may have, to remove or tow away the vehicle Involved and charge the cost to Lessee, which cost shall be Immediately payable upon demand by Lessor.

(c) Lessor shall at the Commencement Dale of this Lease, provide the parking facilities required by Applicable Law.

      2.7 Common Arena - Definition. The term "Common Areas Is defined as all areas and facilities outside the Premises and within the exterior boundary line of the Industrial Center and Interior utility raceways within the Premises that are provided and designated by the Lessor from time to time for the general non-exclusive use of Lessor, Lessee and other lessees of the Industrial Center and their respective employees, suppliers, shippers, customers contractors and Invitees, Including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas.

      2.8 Common Areas - Lessee's Right. Lessor hereby grants to Lessee, for the benefit of Lessee and Its employees, suppliers, shippers contractors, customers and invitees, during the term of this Lease, the non-exclusive right to use, In common with others entitled to such use, the Common Areas as they exist from time to time, subject to any rights, powers, and privileges reserved by Lessor under the terms hereof or under the terms of any rules and regulations or restrictions governing the use of the Industrial Center. Under no circumstances shall the right herein granted to use the Common Areas be deemed to Include the right to store any property, temporarily or permanently, In the Common Areas. Any such storage shall be permitted only by the prior written consent of Lessor or Lessor's designated agent, which consent may be revoked at any time. In the event that any unauthorized storage shall occur then Lessor shall have the right, without notice, In addition to such other rights and remedies that It may have, to remove the property and charge the cost to Lessee, which cost shall be immediately payable upon demand by Lessor.

      2.9 Common Arena - Rules and Regulations. Lessor or such other person(s) as Lessor may appoint shall have the exclusive control and management of the Common Areas and shall have the right, from time to time, to establish, modify, amend and enforce reasonable rules and Regulations with respect thereto In accordance with Paragraph 40. Lessee agrees to abide by and conform to all such Rules and Regulations, and to cause its employees, suppliers, shippers, customers, contractors and Invitees to so abide and conform. Lessor shall not be responsible for Lessee for the non-compliance with said rules and regulations by other lessees of the Industrial Center.

2.10 Common Area - Changes. Lessor shall have the right, In Lessor's sole discretion, from time to time: (a) To make changes to the Common Areas, including, without limitation, changes in the location, size, shape and number of driveways, enhances, parking spaces, parking areas, loading and unloading areas, ingress, egress, direction of traffic, landscaped areas, walkways and utility raceways;

(b) To close temporarily any of the Common Areas for maintenance purposes so long as reasonable access to the Premises remains available;

(c) To designate other land outside the boundaries of the Industrial Center to be a part of the Common Areas

(d)      To add additional buildings and Improvements to the Common Areas;

(e)      To  use  the  Common   Areas   while   engaged  In  making   additional
         Improvements, repairs or alterations to the Industrial Center, or any portion thereof; and

(f) To do and perform such other acts and make such other changes in, to or with respect to the Common Areas and Industrial Center as Lessor may, In the exercise of sound business Judgment, deem to be appropriate.

3. Term

      3.1 The Commencement Data, Expiration Data and Original Term of this Lease are as specified in Paragraph 1.3.

      3.2 Early Possession. If an Early Possession Data Is specified In Paragraph 1.4 and if Lessee totally or partially occupies the Premises alter the Early Possession Date but prior to the Commencement Date, the obligation to pay Base Rent shall be abated for the period of such early occupancy. All other terms of this lease, however, (including but not limited to the obligations to pay Lessee's Share of Common Area Operating Expenses and to carry the Insurance required by Paragraph 8) shall be in effect during such period. Any such early possession shall not affect nor advance the Expiration Date of the Original Term.

      3.3 Delay In Possession. If for any reason Lessor cannot deliver possession of the Premises to lessee by the Early Possession Date, if one Is specified In Paragraph 1.4, or if no Early Possession Date is specified, by the Commencement Date, Lessor shall not be subject to any liability therefore, nor shall such failure affect the validity of this Lease, or the obligations of Lessee hereunder, or extend the term hereof, but In such case, Lessee shall not, except as otherwise provided herein, be obligated to pay rent or perform any other obligation of Lessee under the terms of this Lease until Lessor delivers possession of the Premises to Lessee. If possession of the Premises is not delivered to Lessee within sixty (60) days after the Commencement Data Lessee may, at Its option, by notice In writing to Lessor within ten (10) days after the end of said sixty (60) day period, cancel this Lease, In which event the parties shall be discharged from all obligations hereunder; provided further, however, that if such written notice of Lessee is not received by Lessor within said ten (10) day period, Lessee's right to cancel this Lease hereunder shall terminate and be of no further force or effect. Except as may be otherwise provided, and regardless of when the Original Term actually commences, If possession is not tendered to Lessee when required by this Lease and Lessee does not terminate this Lessee as aforesaid, the period free of the obligation to pay Base Rent, if any, that Lessee would otherwise have enjoyed shall run from the date of delivery of possession and continue for a period equal to the period during which the Lessee would have otherwise enjoyed under the terms hereof, but minus any days of delay caused by the acts, changes or omissions of Lessee.

4. Rent.

      4.1 Base Rent. Lessee shall pay Base rent and other rent or charges, as the same may be adjusted from time to time, to Lessor in lawful money of the United States, without offset or deduction, on or before the day on which it Is due under the terms of this Lease. Base Rent and all other rent and charges for any period during the term hereof which Is for less than one full month shall be prorated based upon the actual number of days of the month involved.

Payment of Base rent and other charges shall be made to Lessor at its address stated herein or to such other persons or at such other addresses as Lessor may from time to time designate in writing to Lessee.

4.2 Common Area Operating Expenses. Lessee shall pay to Lessor during the term hereof, In addition to the Lease Rent, Lessee's Share as specified In Paragraph 1.6(b)) of all Common Area Operating Expenses, as hereinafter defined, during each calendar year of the term of this Lease, In accordance with the following provisions:
         (a) "Common Area Operating Expenses" are defined, for purposes of this Lease, as all costs Incurred by Lessor relating to the ownership and operation of the Industrial Center, Including, but not limited to, the following:
                  (i) The operation, repair and maintenance, in neat, clean, good order and condition, of the following:

                      (aa) The Common Areas, Including parking areas, loading and unloading areas, trash areas, roadways, sidewalks, walkways, parkways, driveways, landscaped areas, striping, bumpers, Irrigation systems, Common Area lighting facilities, fences and gates, elevators and roof.

                      (bb) Exterior signs and any tenant directories.

                      (cc) Fire detection and sprinkler systems.

                   (ii) The cost of water, gas, electricity and telephone to service the Common Areas.

            (iii) Trash disposal, property management and security services and
 the costs of any environmental    inspections.

                  (iv) Reserves set aside for maintenance and repair of Common Areas.
                   (v) Real Property Taxes (as defined in Paragraph 10.2) to be paid by Lessor for the Building and the Common Areas under Paragraph 10 hereof.
                   (vi) The cost of the premiums for the Insurance policies maintained by Lessor under Paragraph 8 hereof. (vii) Any deductible portion of an Insured IOSB concerning the Building or the Common Areas.

                   (viii) Any other services to be provided by Lessor that are stated elsewhere In this Lease to be a Common Area Operating Expanse.
              (b) Any Common Area Operating Expenses and Real Property Taxes that are specifically attributable to the Building or to any other building in the industrial Center or to the operation, repair and maintenance thereof, shall be allocated entirely to the Building or to such other building. However, any Common Area Operating Expenses and Real Property Taxes that are not specifically attributable to the Building or to any other building or to the operation repair and maintenance thereof, shall be equitably allocated by Lessor to all buildings In the Industrial Center.
             (c) The Inclusion of the Improvements, facilities and services set forth In Subparagraph 4.2(a) shall not be deemed to Impose an obligation upon Lessor to either have said Improvements or facilities or to provide those services unless the Industrial Center already has the same, Lessor already Provides the services, or Lessor has agreed elsewhere in this Lease to provide the same or some of them.
            (d) Lessee's Share of Common Area Operating Expenses shall be payable by Lessee within ten (10) days after a reasonably detailed statement of actual expenses is presented to Lessee by Lessor. At Lessor's option, however, an amount may be estimated by Lessor from time to time of Lessee's Share of annual Common Area Operating Expenses and the same shall be payable monthly or quarterly, as Lessor shall designate, during each 12-month period of The Lease term, on the same day as the Base rent Is due hereunder. Lessor shall deliver to Lessee within sixty (60) days after the expiration of each calendar year a reasonably detailed statement showing Lessee's Share of the actual Common Area Operating Expenses Incurred during the preceding year. If lessee's payments under this Paragraph 4.2(d) during said preceding year exceed Lessee's Share as Indicated on said statement, Lessor shall be credited the amount of such overpayment against Lessee's Share of Common Area Operating Expenses next becoming due. If Lessee's payments under This Paragraph 4.2(d) during said preceding year were less than Lessee's Share as indicated on said statement, Lessee shall pay to Lessor the amount of the deficiency within tan ,10) days after delivery by Lessor to Lessee of said statement.

5. Security Deposit. Lessee shall deposit with Lessor upon Lessee's execution hereof the Security Deposit set forth in Paragraph 1.7 as security for Lessee's faithful performance of Lessee's obligations under this Lease. If Lessee fails to pay Base Rent or other rent or charges due hereunder, or otherwise Defaults under this Lease (as defined in Paragraph 13.1), Lessor may use, apply or retain all or any portion of said Security Deposit for the payment of any amount due Lessor or to reimburse or compensate Lessor for any liability, cost, expense, loss or damage (including attorney's fees) which Lessor may suffer or incur by reason thereof. If Lessor uses or applies all or any portion of said Security Deposit, Lessee shall within ten (10) days alter written request therefore deposit monies with Lessor sufficient to restore said Security Deposit to the full amount required by this Lease. Any time the Base Rent increases during the term of this Lease, Lessee shall, upon written request from Lessor, deposit additional monies with Lessor as an addition to the Security Deposit so that the total amount of the Security Deposit shall at all times bear the same proportion to the then current Base Rent as the initial Security Deposit bears to the initial Base Rent set forth in Paragraph 1.5. Lessor shall not be required to keep all or any part of the Security Deposit separate from Its general accounts. Lessor shall, at the expiration or earlier termination of the term hereof and after Lessees has vacated the Premises, return to Lessee (or, at Lessor's option, to the last assignee, If any, of Lessee's Interest herein), that portlon of the Security Deposit not used or applied by Lessor. Unless otherwise expressly agreed In writing by Lessor, no part of the Security Deposit shall be considered to be held in trust, to bear interest of other increment for Its use, or to be prepayment for any monies to be paid by Lessee under this Lease.

6.  Use

6.1 Permitted Use

             (a) Lessee shall use and occupy the Premises only for the Permitted Use set forth In Paragraph 1.8, or any other legal use which is reasonably comparable thereto, and for no other purpose. Lessee shall not use or permit the use of the Premises in a manner that is unlawful, creates waste or a nuisance, or that disturbs owners and/or occupants of, or causes damage to the Premises or neighboring premises or properties.

             (b)) Lessor hereby agrees to not unreasonably withhold or delay Its consent to any written request by Lessee, Lessee's assignees or subtenants and by prospective assignees and subtenants of Lessee, Its assignees and subtenants, for a modification of said Permitted Use, so long as the same will not Impair the structural integrity of the Improvements on the Premises or In the Building or the mechanical or electrical systems therein, does not conflict with uses by other lessees, is not significantly more burdensome to the Premises or the Building and the Improvements thereon, and is otherwise permissible pursuant to this Paragraph 6. If Lessor elects to withhold such content, Lessor shall within five (5) business days after such request give a written notification of same, which notice shelf Include an explanation of Lessor's reasonable objections to the change In use.

6.2 Hazardous Substances.

             (a) Reportable Uses Require Consent. The term "Hazardous Substance.
as used In this Lease shall mean any product, substance, chemical, malarial or waste whose presence, nature, quantify and/or intensity of existence, use, manufacture, disposal, transportation, spill, release or effect either by Itself or In combination with other materials expected to be on the Premises, is either
p) potentially Injurious to the public health, safety or welfare, the environment, or the Premises; (ii) regulated or monitored by any governmental authority; or (iii) a basis for potential liability of Lessor to any governmental agency or third party under any applicable statute or common law theory. hazardous Substance shall include, but not be limited to, hydrocarbons, petroleum, gasoline, crude oil or any products or by-products thereof. Lessee shall not engage In any activity In or about the Premises which constitutes a Reportable Use (as hereinafter defined) of Hazardous Substances without the express prior written consent of Lessor and compliance in a timely manner (at Lessee's sole cost and expense) with all Applicable Requirements (as defined In Paragraph 6.3). reportable use" shall mean (i) the Installation or use of any above or below ground storage tank, pi) the generation, possession, storage, use, transportation, or disposal of a Hazardous Substance that requires a permit from, or with respect to which a report, notice, registration or business plan is required to be filed with, any governmental authority, and (ii) the presence In, on or about the Premises o1 a Hazardous Substance with respect to which any Applicable Laws require that a notice be given to persons entering or occupying the Premises or neighboring propels. Notwithstanding the foregoing, Lessee may, without Lessor's prior consent, but upon notice to Lessor and In compliance with all Applicable Requirements, use any ordinary and customary materials reasonably required to be used by Lessee In the normal course of the permitted Use, so long as such use is not a reportable Use and does not expose the Premises or neigboring properties to any meaningful risk of contamination or damage or expose Lessor to any liability therefor. In addition, Lessor may (but without any obligation to do so) condition its consent to any Reportable use of any
Hazardous Substance by Lessee upon Lessee's giving Lessor such additional assurances as Lessor, in its reasonable discretion, deems necessary to protect Itself, the public, the Premises and the environment against damage, contamination or injury and/or liability therefor, including but not limited to the installation (and, at Lessor's option, removal on or before Lease expiration or earlier termination) of reasonably necessary protective modifications to the Premises (such as concrete encasements) and/or the deposit of an additional Security Deposit under Paragraph 5 hereof.

             (b) Duty to Inform Lessor, If Lessee knows, or has reasonable cause to believe, that a Hazardous Substance has come to be located In, on, under or about the Premises or the Building, other than as previously consented to by Lessor, Lessee shall Immediately give Lessor written notice thereof, together with a copy of any statement, report, notice, registration, application, permit, business plan, license, claim, action, or proceeding given to, or received from, any governmental authority or private party concerning the presence, spill, release, discharge of, or exposure to, such Hazardous Substance including but not limited 10 all such documents as may be Involved In any Reportable Use Involving the Premises. Lessee shall not cause or permit any Hazardous Substance to be spilled or released in, on, under or about the Premises (Including, without limitation, through the plumbing or sanitary sewer system).

             (c) Indemnification. Lessee shall Indemnify, protect, defend and hold Lessor, its agents, employees, lenders and ground lessor, if any, and the Premises, harmless from and against any and all damages, liabilities, judgments, costs, claims, liens, expenses, penalties, loss of permits and attorneys' and consultant's fees along out of or involving any Hazardous Substance brought onto the Premises by or for Lessee or by anyone under Lessee's control. Lessee's obligations under this Paragraph 6.2(c) shall Include, but not be limited to, the effects of any contamination or injury to person, property or the environment created or suffered by Lessee, and the cost of investigation including consultants' and attorneys' fees and testing), removal, remediation, restoration and/or abatement thereof, or of any contamination therein involved, and shall survive the expiration or earlier termination of this Lease. No termination, cancellation or release agreement entered Into by Lessor and Lessee shall release Lessee from its obligations under this Lease with respect to Hazardous Substances, unless specifically so agreed by Lessor In writing at the time of such agreement.

      6.3 Lessee's Compliance with Requirements. Lessee shall, a1 Lessee's sole cost and expense, fully, diligently and In a timely manner, comply with all "Applicable Requirements; which term is used In this Lease to mean all laws, rules, regulations, ordinances, directives, covenants, easements and restrictions of record, permits, the requirements of any applicable fire Insurance underwriter or rating bureau, and the recommendations of Lessor's engineers and/or consultants, relating In any manner to the Premises (including but not limited to matters pertaining to (i) industrial hygiene, (i) environmental conditions on, In, under or about the Premises, Including soil and groundwater conditions, and (iii) the use, generation, manufacture, production, installation maintenance, removal, transportation, storage, spill, or release of any Hazardous Substance), now In effect or which may hereafter come Into effect. Lessee shall, within five (5) days after receipt of Lessor's written request, provide Lessor with copies of all documents and information, including but not limited to permits, registrations, manifests, applications, reports and certificates, evidencing Lessee's compliance with any Applicable Requirements specified by Lessor, and shall Immediately upon receipt, notify Lessor In writing (with copies of any documents involved) of any threatened or actual claim, notice, citation warning, complaint or report pertaining to or Involving failure by Lessee or the Premises to comply with any Applicable Requirements.

      6.4 Inspection;; Compliance with Law:. Lessor, Lessor's agents, employees, contractors and designated representatives, and the holders of any mortgages, deeds of trust or ground leases on the Premises ['Lenders', shall have the right to enter the Premises at any time In the case of an emergency, and otherwise at reasonable times, for the purpose of Inspecting the condition of the Premises and for verifying compliance by Lessee with this Lease and all Applicable Requirements (as defined in Paragraph 6.3), and Lessor shall be entitled to employ experts and/or consultants In connection therewith to advise Lessor with respect to Lessee's activities, Including but not limited to Lessee's Installation, operation, use, monitoring, maintenance, or removal of any Hazardous Substance on or from the Premises. The costs and expenses of any such Inspections shall be paid by the party requesting same, unless a Default or Breach of this Lease by Lessee or a violation of Applicable Requirements or a contamination, caused or materially contributed to by Lessee, is found to exist or to be imminent, or unless the Inspection requested or ordered by a governmental authority as the result of any such existing or Imminent violation or contamination. In such case, Lessee shall upon request reimburse Lessor or Lessor's Lender, as the case maybe, for the costs and expenses/such inspection.

7, Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations.

7.1 Lessee's Obligations,

             (a) Subject to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Code), 7.2 (Lessor's Obligations), 9 (Damage or Destruction), and 14 (Condemnation), Lessee shall, at Lessee's sole cost and expense and at all times keep the Premises end every part thereof In good order, condition and repair (whether or not such portion of the Premises requiring repair, or the means of repairing the same, are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises), Including, without limiting the generality of the foregoing, all equipment or facilities specifically serving the Premises, such as plumbing, heating, air conditioning, ventilating, electrical, lighting facilities, boilers, fired or unfired pressure vessels, fire hose connections if within the Premises, fixtures, Interior walls, Interior surfaces of exterior walls, ceilings, floors, windows, doors, plate glass, and skylights, but excluding any items which are the responsibility of Lessor pursuant to Paragraph
7.2 below. Lessee, in keeping the Premises in good order, condition and repair, shall exercise and perform good maintenance practices. Lessee's obligations shall Include restorations, replacements or renewals when necessary to keep the Premises and all Improvements thereon or a part thereof In good order, condition and state of repair.

             (b) Lessee shall, at Lessee's sole cost and expense, procure and maintain a contract, with copies to Lessor, in customary form and substance for and with a contractor specializing and experienced In the inspection, maintenance and service of the heating, air conditioning and ventilation system for the Premises. However, Lessor reserve the right, upon notice to Lessee, to procure and maintain the contract for the heating, air conditioning and ventilating systems, and If Lessor so elects, Lessee shall reimburse Lessor, upon demand, for the cost thereof.

             (c) If Lessee fails to perform Lessee's obligations under this Paragraph 7.1, Lessor may enter upon the Premises under ten (10) days' prior written notice to Lessee (except In the case of an emergency, In which case no notice shall be required), perform such obligations on Lessee's behalf, and put the Premises In good order condition and repair, In accordance with Paragraph
13.2 below.

      7.2 Lessor's Obligations. Sublet to the provisions of Paragraphs 2.2 (Condition), 2.3 (Compliance with Covenants, Restrictions and Building Coda),
4.2 (Common Area Operating expenses), 6. (Use) 7.1 (Lessee's Obligations), 9 (Damage or Destruction) and 14 (Condemnation), Lessor, subject to reimbursement pursuant to Paragraph 4.2, shall keep In good order, condition and repair the foundations, exterior walls, structural condition of Interior bearing walls, exterior roof, fire sprinkler and/or standpipe and hose (11 located In the Common Areas) or other automatic fire extinguishing system Including fire alarm

Initials:

  ore,.  -~
and/or smoke detection systems and equipment, fire hydrants, parking lots, walkways, parkways, driveways, landscaping, fences, signs and utility system serving' the Common Areas and all parts thereof, as well as providing the services for which there is a Common Area Operating Expense pursuant to Paragraph 4.2. Lessor shall not be obligated to paint the exterior or Interior surfaces of exterior walls nor shall Lessor be obligated to maintain, repair or replace windows, doors or plate glass of the Premises. Lessee expressly waives the benefit of any statute now or hereafter In effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the building, Industrial Center or Common Areas In good order, conditlon and repair

7.3 Utility Installations, Trade Fixtures, Alterations.

             (a) Definitions; Consent required. The term "Utility Installations" is used In this Lease to refer to all air lines, power panels, electrical distribution, security, fire protection systems, communications systems, lighting fixtures, heating, ventilating and alr conditioning equipment, plumbing, and fencing In, on or about the Premises. The term "Trade Fixtures" shall mean Lessee's machinery and equipment which can be removed without doing material damage to the Premises. The term "Alterations" shall mean any modification of the improvements on the Premises which are provided by Lessor under the terms of this Lease, other than Utility Installations or Trade Fixtures. "Lessee-Owned Alterations and/or utility installations. are defined as Alterations and/or Utility Installations made by Lessee that are not yet owned by Lessor pursuant to Paragraph 7.4(a). Lessee shall not make nor cause to be made any Alterations or Utility Installations in, on, under or about the Premises without Lessor's prior written consent. Lessee may, however, make non-structural Utility Installations to the Interior of the Premises (excluding the roof) without Lessor's consent but upon notice to Lessor, so long as they are not visible from the outside of the Premises do not involve puncturing, relocating or removing the roof or any existing walls, or changing or Interfering with the fire sprinkler or fire detection systems and the cumulative cost thereof during the term of this Lease as extended does not exceed $2,500.00.

             (b) Consent. Any Alterations or Utility Installations that Lessee shall desire to make and which require the consent of the Lessor shall be presented to Lessor In written form with detailed plans. All consents given by Lessor, whether by virtue of Paragraph 7.3(a) or by subsequent specific consent, shall be deemed conditioned upon: p) Lessee's acquiring all applicable permits required by governmental authorities; pi) the furnishing of copies of such permits together with a copy of the plans and specifications for the Alteration or Utility Installation to Lessor prior to commencement of the work thereon; and
(ii) the compliance by Lessee with all conditions of said permits In R prompt and expeditious manner. Any Alterations or Utility Installations by Lessee during the term of this Lease shall be done In a good and workmanlike manner, with good and sufficient materials, and be the compliance with all Applicable requirements. Lessee shall promptly upon completion thereof furnish Lessor with as-built plans and specifications therefor. Lessor may, (but without obligation to do so) condition Its consent to any requested Alteration or Utility Installation that costs $2,500.00 or more upon Lessee's providing Lessor with a lien and completion bond in an amount equal to one and one-half times the estimated cost of such Alteration or Utility Installation.

             (c) Lien Protection. Lessee shall pay when due all claims for labor or material furnished or alleged to have been furnished to or for Lessee at or for use on the Premises, which claims are or may be secured by any mechanic's or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not lass than tan (10) days' notice prior to the commencement of any work in, on, or about the Premises, and Lessor shall have the right to post notices of non-responsibility In or on the Premises as provided by law. If Lessee shall, In good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at Its sole expense, defend and protect itself, Lessor and the Premises against the same and shall pay and satisfy any such adverse judgement that may be rendered thereon before the enforcement thereof against the Lessor or the Premises. If Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor In an amount equal to one and one-half times the amount of such contested lien claim or demand, Indemnifying Lessor against liability for the same, as required by law for the holding of the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys' fees and costs In participating In such action If Lessor shall decide It is to Its best interest to do so.

7.4 Ownership, removal, Surrender, and Restoration.

             (a)  Ownership.  Sublet to Lessor's  right to require their removal and to cause Lessee to become the owner thereof as hereinafter provided In this Paragraph 7.4, all Alterations and Utility Installations made to the Premises by Lessee shall be the property of and owned by Lessee, but considered a part of the Premises. Lessor may, at any time and at Its option, elect In writing to Lessee to be the owner of all or any specified part of the Lessee-Owned Alterations and Utility Installations. Unless otherwise Instructed per Subparagraph 7.4(b) hereof, all Lessee-Owned Alterations and Utility
Installations shall, at the expiration or earlier termination of this Lease, become the property of Lessor and remain upon the Premises and be surrendered with the Premises by Lessee.

              (b) removal. Unless otherwise agreed In writing, Lessor may require that any or all Lessee-Owned Alterations or Utility Installations be removed by the expiration or earlier termination of this Lease, notwithstanding that their Installation may have been consented to by Lessor. Lessor may require the removal at any time of all or any part of any Alterations or Utility Installations made without the required consent of Lessor.

             (c) Surrender/Restoration. Lessee shall surrender the Premises by the end of the last day of the Lease term or any earlier terminatlon date, clean and free of debris and In good operating order, condition and state of repair, ordinary wear and tear excepted. Ordinary wear and tear shall not Include any damage or deterioration that would have been prevented by good maintenance practice or by Lessee performing all of Its obligations under this Lease. Except as otherwise agreed or specified herein, the Premises, as surrendered, shall Include the Alterations and Utility Installations. The obligation of Lessee shall Include the repair of any damage occasioned by the installation, maintenance or removal of Lessee's Trade f fixtures, furnishings, equipment, and Lessee-Owned Alterations and Utility Installations, as well as the removal of any storage tank Installed by or for Lessee, and the removal, replacement, or remediation of any soil, material or ground water contaminated by Lessee, all as may then be required by Applicable requirements and/or good practice. Lessee's Trade Fixtures shall remain the property of Lessee and shall be removed by Lessee subject to Its obligation to repair and restore the Premises per this Lease.

8. Insurance; Indemnity.

      8.1 Payment of Premiums. the cost of the premiums for the Insurance policies maintained by Lessor under this Paragraph 8 shall be a Common Area Operating Expense pursuant to Paragraph 4.2 hereof. Premiums for policy periods commencing prior to, or extending beyond, the term of this Lease shall be prorated to coincide with the corresponding Commencement Date or Expiration Date.

8.2 Liability Insurance.

             (a) Carried by Lessee. Lessee shall obtain and keep In force during the term of this Lease a Commercial General Liability policy of Insurance protecting Lessee, Lessor and any Lender(s) whose names have been provided to Lessee In writing (as additional Insured) agalnst clalms for bodlly injury, personal injury and property damage based upon, Involving or arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such Insurance shall be on an occurrence basis providing single limit coverage In an amount not less than $1,000,000 per occurrence with an 'Additional Insured-Managers or Lessors of premises endorsement and contain the Amendment of the Pollution Exclusion endorsement for damage caused by heat, smoke or fumes from a hostile fire. The policy shall not contain any Intra-lnsured exclusions as between insured persons or organizations, but shall Include coverage for liability assumed under this Lease as an "insured contract" for the performance of Lessee's indemnity obligations under this Lease. The limits of said insurance required by this Lease ores carried by Lessee shall not, however, limited liability of Lessee nor relieve Lessesof any obilgatlon hereunder. All Insurance to be carrled by lessee shall be prlmary to and not contrlbutory with any similar insurance carried by Lessor, whose insurance shall be considered excess Insurance only.

             (b) Carried by Lessor. Lessor shall also maintain liability Insurance described In Paragraph 8.2(a) above, In addition to and not In lieu of, the Insurance required to be maintained by Lessee. Lessee shall not be named as an additional Insured therein.

8.3 Property Insurance-Buliding, Improvements and Rental Value.

             (a) Building and Improvement. Lessor shall obtain and keep in force during the term of this Lease a policy or policies In the name of Lessor, with JOBS payable to Lessor and to any Lender(s), Insuring against loss or damage to the Premises. Such Insurance shall be for full replacement cost, as the same shall exist from time to time, or the amount required by any Lender(s), but In no event more than the commercially reasonable and available Insurable value thereof If, by reason of the unique nature or age of the Improvements Involved, such later amount Is less than full replacement cost. Lessee-Owned Alterations and Utility Installations, Trade Fixtures and Lessee's personal property shall be Insured by Lessee pursuant to Paragraph 8.4. H the coverage Is available and commercially appropriate, Lessor's policy or policies shall Insure against all risks of direct physical loss or damage (except the perils of flood and/or earthquake unless required by a Lender), Including coverage for any additional costs resulting from debris removal and reasonable amounts of coverage for the enforcement of any ordinance or law regulating the reconstruction or replacement of any undamaged sections of the Building required to be demolished or removed by reason of the enforcement of any building, zoning, safety or land use laws as the result of a covered loss, but not including plate glass Insurance. Said policy or policies shall also contain an agreed valuation provision in lieu of any co-insurance clause, waiver of subrogation, and inflation ',guard protection causing an Increase In the annual property Insurance coverage amount by a factor of not less than the adjusted U.S. Department of Labor Consumer Price Index for All Urban Consumers for the city nearest to where the Premises are located.

             (b) Rental Value. Lessor shall also obtain and keepin force during the term of this Lease a pollcy or policies In the name of Lessor, with loss payable to Lessor and any Lender(s), insuring the loss of the full rental and other charges payable by all lessees of the building to Lessor for one year including all f teal Property Taxes, Insurance costs, all Common Area Operating Expenses and any scheduled rental Increases). Said Insurance may provide that In the event the Lease 18 terminated by reason of an Insured loss, the period of indemnity for such coverage shall be extended beyond the date of the completion of repairs or replaceme to the Premises, to provide for one full year's loss of rental revenues from the date of any such loss. Said Insurance shall contain an agreed valuation provision In lieu of any co-insurance clause, and the amount of coverage shall be adjusted annually to reflect the projected rental income, Real Property Taxes, insurance premium costs and other expenses, If any, otherwise payable, for the next 1 2-month period. Common Area Operating Expenses shall Include any deductible amount in the event of such loss.

             (c) Adjacent Premises. Lessee shall pay for any Increase In the premiums for the property Insurance of the Building and for the Common Areas or other buildings In the Industrial Center If said Increase Is caused by Lessee's acts, omissions, use or occupancy of the Premises.

             (d) Lessee's Improvements. Since Lessor is the insuring Party, Lessor shall not be required to insure Lessee-Owned Alterations and Utility installations unless the Item in question has become the property of Lessor under the terms of this Lease.

      8.4 Lessee's Property Insurance. subject to the requirements of Paragraph 8.5, Lessee at Its cost shall either by separate policy or, at Lessor's option, by endorsement to a policy already carried, maintain Insurance coverage on all of Lessee's personal property, Trade Fixtures and Lessee-Owned Alterations and Utility Installations In, on, or about the Premises similar In coverage to that carried by Lessor as the Insuring Party under Paragraph 8.3(a).

Such Insurance shall be full replacement cost coverage with a deductible not to exceed $1,000 per occurrence. The proceeds from any such Insurance shall be used by Lessee for the replacement of personal property and the restoration of Trade Fixtures and Lessee-Owned Alterations and Utility Installations. Upon request from Lessor, Lessee shall provide Lessor with written evidence that such Insurance Is In force.

8.5 Insurance Policies. Insurance required hereunder shall be In companies duly licensed to transact business In the state where the Premises are located, and maintaining during the policy term a General Policyholders Rating. of at least B +, V, or such other rating as may be required by a Lender, as set

Initial:

forth in the most current Issue of "Best's Insurance Guide.. Lessee shall not do or permit to be d `~,e anything which shall Invalidate the insurance policies referred to In this Paragraph 8. Lessee shall cause to be delivered to Lessor, within seven p) days alter the earlier of the Early Possession Date or the Commencement Date, certified copies of, or certificates evidencing the existence and amounts of, the insurance required under Paragraph 8.2(a) and e.4. No such policy shall be cancelable or subject to modification except after thirty (30) days' prior written notice to Lessor. Lessee shall at least thirty (30) days prior to the expiration of such policies, furnish Lessor with evidence of renewals or insurance binders evidencing renewal thereof, or Lessor may order such Insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee to Lessor upon demand.

      8.6 Waiver of Subrogatlon. Without affecting any other rights or remedies, Lessee and Lessor each hereby release and relieve the other, and waive their entire right to recover damages (whether In contract or In tort) against the other, for loss or damage to their property arising out of or Incident to the perils required to be Insured against under Paragraph 8. The effect of such releases and waivers of the right to recover damages shall not be limited by the amount of insurance carried or required, or by any deductibles applicable thereto. Lessor and Lessee agree to have their respective Insurance companies issuing property damage insurance waive any right to subrogation that such companies may have against Lessor Lessee, as the case maybe, so long as the insurance is not invalidated thereby.

      8.7 Indemnity. Except for Lessor's negligence and/or breach of express warranties, Lessee shall Indemnify, protect, de/end and hold harmless the Premises, Lessor and Its agents, Lessor's master or ground lessor, partners and Lenders, from and against any and all claims, loss of rents and/or damages, costs, liens, |judgements, penalties, loss of permits, attorneys' and consultants' fees, expenses and/or liabilities arising out of, involving, or In connection with the occupancy of the Premises by Lessee, the conduct of Lessee's business, any act, omission or neglect of Lessee, Its agents, contractors, employees or Invitees, and out of any Default or Breach by Lessee In the performance In a timely manner of any obligation on Lessee's part to be performed under this Lease. The foregoing shall Include, but not be limited to, the defense or pursuit of any claim or any action or proceeding Involved therein, and whether or not (In the case of claims made against Lessor) litigated and/or reduced to judgement. In case any action or proceeding be brought against Lessor by reason of any of the foregoing matters, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel reasonably satisfactory to Lessor and Lessor shall cooperate with Lessee In such defense. Lessor need not have first paid any such claim In order to be so Indemnified.

      8.8 Exemption of Lessor from Liability. Lessor shall not be liable for injury or damage to the person or goods, wares, merchandise or other property of Lessee, Lessee's employees, contractors, Invitees, customers, or any other person In or about the Premises, whether such damage or injury Is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, fire sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether said injury or damage results from conditions arising upon the Premises or upon other portions of the Building of which the Premises are a part, from other sources or places, and regardless of whether the cause of such damage or Injury or the means of repairing the same Is accessible or not. Lessor shall not be liable for any damages arising from any act or neglect of any other lessee of Lessor nor from the failure by Lessor to enforce the provisions of any other lease in the Industrial Center. Notwithstanding Lessor's negligence or breach of this Lease, Lessor shall under no circumstances be liable for Injury to Lessee's business or for any loss of income or profit therefrom.

9. Damage or Destruction.

9.1 Definitions.

             (a) "Premises  Partial  Damage" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction is less than fifty percent (50%) of the then Replacement Cost (as defined In Paragraph 9.1(d)) of the Premises (excluding Lessee-Owned alterations and utility installations and Trade fixtures) Immediately prior to such damage or destruction.

             (b) "Premises Total Destruction. shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations, the repair cost of which damage or destruction Is fifty percent (50%) or more of the then Replacement Cost of the Premises (excluding Lessee-Owned alterations and utility Installations and Trade fixtures) immediately prior to such damage or destruction. In addition, damage or destruction to the building, other than Lessee-Owned alterations and utility installations and Trade fixtures of any lessees of the building, the cost of which damage or destruction of fifty percent (50%) or more of the then Replacement Cost (excluding Lessee-Owned alterations and utility installations and Trade fixtures of any lessees of the Building) of the building shall, at the option of Lessor, be deemed to be Premises Total Destruction.

             (c) "Insured Loss" shall mean damage or destruction to the Premises, other than Lessee-Owned Alterations and Utility Installations and trade fixtures was caused by an event required to be covered by the Insurance described In Paragraph B.3(a) irrespective of any deductible amounts or coverage limits Involved.

             (d) "Replacement Cost" shall mean the cost to repair or rebuild the Improvements owned by Lessor at the time of the occurrence to their condition existing Immediately prior thereto, including demolition, debris removal and upgrading required by the operation of applicable building codes, ordinances or laws, and without deduction for depreciation.

             (e) "Hazardous Substance Condition" shall mean the occurrence or discovery of a condition Involving the presence of, or a contamination by, a Hazardous Substance as deemed In Paragraph 6.2(a), In, on. or under the Premises.

      9.2 Premises Partial Damage - Insured Loss. If Premises Partial Damage that is an Insured Loss occurs, then Lessor shall, at Lessor s expense, repair such damage (but not Lessee s Trade fixtures or Lessee-Owned Alterations and Utility Installations as soon as reasonably possible end the Lease shall continue In full force and effect. In the event, however, that there Is a shortage of Insurance proceeds and such shortage is due to the fact that, by reason of the unique nature of the Improvements In the Premises, full replacement cost Insurance coverage was not commercially reasonable and available, Lessor shall have no obligation to pay for the shortage In Insurance proceeds or to fully restore the unique aspects of the Premises unless Lessee provides Lessor with the funds to cover same, or adequate assurance thereof, within ten (10) days following receipt of written notice of such shortage and request therefor. If Lessor receives said funds or adequate assurance thereof within said ten (t0) day period, Lessor shall complete them as soon as reasonably possible and this Lease shall remain In full force and effect. If Lessor does not receive such funds or assurance within said period, Lessor may nevertheless elect by written notice to Lessee within ten (t0) days thereafter to make such restoration and repair as Is commercially reasonable with Lessor paying any shortage in proceeds, In which case this Lease shall remain In full force and effect. If Lessor does not receive such funds or assurance within such ten (10) day period, and if Lessor does not so elect to restore and repair, then this Lease shall terminate sixty (60) days following the occurrence of the damage or destruction. Unless otherwise agreed, Lessee shall In no event have any right to reimbursement from Lessor for any funds contributed by Lessee to repair any such damage or destruction. Premises Partial Damage due to flood or earthquake shall be subject to Paragraph 9.3 rather than Paragraph 9.2, notwithstanding that there may be some Insurance coverage, but the net proceeds of any such insurance shall be made available for the repairs if made by either Party.

      9.3 Partial Damage - Uninsured Lose. If Premises Partial Damage that if not an Insured Loss occurs, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense and this Lease shall continue In full force and effect), Lessor may at Lessor's option, either (1) repair such damage as soon as reasonably possible at Lessor's expense, In which event this Lease shall continue in full force and effect, or
(ii) give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such damage of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's intention to terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's commitment to pay for the repair of such damage totally at Lessee's expense and without reimbursement from Lessor. Lessee shall provide Lessor with the required funds or satisfactory assurance thereof within thirty (30) days following such commitment form Lessee. In such event this Lease shall continue In lull force and effect, and Lessor shall proceed to make such repairs as soon as reasonably possible after the required funds are available. H Lessee does not give such notice and provide the funds or assurance thereof within the times specified above, this Lease shall terminate as of the date specified in Lessor's notice of termination.

      9.4 Total Destruction. Notwithstanding any other provision hereof, if Premises Total Destruction occurs (including any destruction required by any authorized public authority), this Lease shall terminate sixty (60) days following the date of such Premises Total Destruction, whether or not the damage or destruction Is an insured Loss or was caused by a negligent or willful act of Lessee. in the event, however, that the damage or destruction was caused by Lessee, Lessor shall have the right to recover Lessor's damages from Lessee except as released and waived In Paragraph 9.7.

      9.5 Damage Near End of Term. H at anytime during the last six (6) months of the term of this Lease there Is damage for which the cost to repair exceeds one month's Base rent, whether or not an Insured Loss, Lessor may, at Lessor's option, terminate this Lease effective sixty (60) days following the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within thirty (30) days after the date of occurrence of such damage. Provided, however, if Lessee at that time has an exercisable option to extend this Lease or to purchase the Premises, then Lessee may preserve this Lease by (a) exercising such option, and (b)providing Lessor wlth any shortage in insurance proceeds (or adequate assurance/hereof) needed to make the repairs on or before the earlier of 0) the date which is ten (10) days after Lessee's receipt of Lessor's written notice purporting to terminate this Lease, or (ii) the day prior to the date upon which such option expires. If Lessee duly exercises such option during such period and provides Lessor with funds (or adequate assurance thereof) to cover any shortage in insurance proceeds, Lessor shall, at Lessor's expense repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option and provide such funds or assurance during such period, then this Lease shall terminate as of the date set forth in the first sentence of this Paragraph 9.5.

9.6 Abatement  of Rent; Lessee'e Remedies

             (a) In the event of (i) Premises Partial Damage or (ii) Hazardous Substance Condition for which Lessee is not legally responsible, the Base Rent, Common Area Operating Expenses and other charges, if any, payable by Lessee hereunder for the period during which such damage or condition, Its repair, remediation or restoration continues, shall be abated In proportion to the degree to which Lessee's use of the Premises is impaired, but not In excess of proceeds from Insurance required to be canted under Paragraph 8.3(b). Except for abatement of Base Rent, Common Area Operating f expenses and other charges, If any, as aforesaid, all other obligations of Lessee hereunder shall be performed by Lessee, and Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage destruction, repair, remediation or restoration.

             (b) The Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence, In a substantial and meaningful way, the repair or restoration of the Premises within ninety (90) days after such obligation shall accrue, Lessee may, at any time prior to the commencement of such repair or restoration, give written notice to Lessor and to any Lenders of which Lessee has actual notice of Lessee's election to terminate this Lease on e date not less than sixty (60) days following the giving of such notice. 11 Lessee gives such notice to Lessor and such Lenders and such repair or restoration is not commenced within thirty (30) days after receipt of such notice, this Lease shall terminate as of the date specified In said notice. The Lessor or a Lender commences the repair or restoration of the Premises within thirty (30) days after the receipt of such notice, this Lessee shall continue In full force and affect. 'Commencement used In this Paragraph
9.6 shall mean after the unconditional authorization of the preparation of the required plans, or the beginning of the actual work on the Premises, whichever occurs first.

Initial:

9.7 Hazardous Substance Condition. If a Hazardous Substance Condition occurs, unless Lessee Is legally responsible thereof (In which case lessee shall make the investigation and remediation thereof required by Applicable requirements and this Lease shall continue In full force and effect, but subject to Lessor's rights under Paragraph 6.2(c) and Paragraph 13), Lessor may at Lessor s option either p) Investigate and remediate such Hazardous Substance Condition, if required, as soon as reasonably possible at Lessor s expense, In which event this Lease shall continue In full force and effect, or (ii) if the estimated cost to Investigate and remediate such condition exceeds twelve (12) times the then monthly Base Rent or $100,000 whichever Is greater, give written notice to Lessee within thirty (30) days after receipt by Lessor of knowledge of the occurrence of such Hazardous Substance Condition of Lessor's desire to terminate this Lease as of the date sixty (60) days following the date of such notice. In the event Lessor elects to give such notice of Lessor's Intention to terminate this Lease, Lessee shall have the right within ten (10) days alter the receipt of such notice to give written notice to Lessor of Lessee's commitment 10 pay for the excess costs of (a) investigation end remediation of such Hazardous Substance Condition to the extent required by Applicable requirements, over (b) an amount equal to twelve (12) times the then monthly Base Rent or S100,000, whichever 19 greater. Lessee shall provide Lessor with the /funds required of Lessee or satisfactory assurance thereof within thirty (30) days following said commitment by Lessee. In such event this Lease shall continue In full force and effect and Lessor shall proceed to make such Investigation and remediation as soon as reasonably possible after the required funds are available. If Lessee does not give such notice and provide the required funds or assurance thereof within the time period specified above, this Lease shall terminate as of the data specified In Lessor's notice of termination.

      9.8 Termination - Advance Payments. Upon termination of this Lease pursuant to this Paragraph 9, Lessor shall return to Lessee any advance payment made by Lessee to Lessor and so much of Lessee's Security Deposit as has not been, or is not then required to be, used by Lessor under the terms of this Lease.

      9.9 Waiver of Statutes Lessor and Lessee agree that the terms of this Lease shall govern the effect of any damage to destruction of the Premises and the building with respect to the termination of this Lease and hereby waive the provisions of any present or future statute to the extent It Is inconsistent herewlth.

10. Real Property Taxes.

      10.1 Payment ot Taxes. Lessor shall pay the Real Property Taxes, as defined in Paragraph 10.2, applicable to the Industrial Center, and except as otherwise provided in Paragraph 10.3, any such amounts shall be Included In the calculation of Common Area Operating Expenses In accordance with the provisions of Paragraph 4.2.

      10.2 Real Property Tax Definition. As used herein, the term "Real Property Taxes" shall Include any form of real estate tax or assessment, general special, ordinary or extraordinary, and any license fee, commercial rental tax, Improvement bond or bonds, levy or tax (other than Inheritance, personal Income or estate taxes) Imposed upon the Industrial Center by any authority having the direct or Indirect power to tax, Including any city, state or federal government, or any school, agricultural, sanitary, fire, street, drainage, or other Improvement district hereof, levied against any legal or equitable Interest of Lessor In the Industrial Center or any portion thereof, Lessor ~ right to rent or other Income therefrom, and/or Lessor's business of leasing the Premises. The term Real Property Taxes" shall also Include any tax, fee, levy, assessment or charge, or any Increase therein, Imposed by reason of events occurring, or changes In Applicable Law taking effect, during the term of this Lease, Including but not limited to a change In the ownership of the Industrial Canter or In the improvements thereon, the execution of this Lease, or any modification, amendment or transfer thereof, and whether or not contemplated by the Parties. In calculating Real Property Taxes for any calendar year, the Real Property taxes for any real estate tax year shall be Included In the calculation of Real Property Taxes hr such calendar year based upon the number of days which such calendar year and tax year have In common.

      10.3 Additional Improvements. Common Area Operating Expenses shall not Include Real Property Taxes specified In the tax assessor s records and work sheets as being caused by additional Improvements placed upon the Industrial Center by other lessees or by Lessor for the exclusive enjoyment of such other lessees. Notwithstanding Paragraph 10.1 hereof, Lessee shall, however, pay to Lessor at the time Common Area Operating expenses are payable under Paragraph 4.2, the entirety of any increase In f teal Property Taxes If assessed solely by reason of alterations, Trade fixtures or Utility installations placed upon the Premises by Lessesor at lessee's request.

      10.4 Joint Assessment. If the Buliding is not separately assessed, Peal Property Taxes allocated to the Building shall be an equitable proportion of the Real Property Taxes for all of the land and Improvements Included within the tax parcel assessed, such proportion to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other Information as maybe reasonably available. Lessor's reasonable determination thereof, In good faith, shall be conclusive.

      10.5 Lessee's Properly Taxes. Lessee shall pay prior to delinquency all taxes assessed against and levied upon Lessee-Owned Alterations and Utility installations, Trade fixtures, furnishings, equipment and all personal property of Lessee contained In the Premises or stored within the Industrial Center. When possible, Lessee shall cause Its Lessee-Owned Alterations and Utility Installations, Trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor. If any of Lessee's said property shall be assessed with Lessor's real property, Lessee shall pay lessor the taxes attributable to Lessee's property within ten
(10) days after recelpt of written statement setting forth the taxes applicable to Lessee's property.

11. Utilities. Lessee shall pay directly for all utilities and services supplied to the Premises, Including but not limited to electricity, telephone, security, gas and cleaning of the Premises, together with any taxes thereon. If any such utilities or services are not separately metered to the Premises or separately billed to the Premises, Lessee shall pay to Lessor a reasonable proportion to be determined by Lessor of all such charges jointly metered or billed with other premises In the Building, In the manner and within the time periods set forth In Paragraph 4.2(d).

12. Assignment and Subletting.

12.1 Lessor's Consent Required.

             (a) Lessee shall not voluntarily or by operation of law assign, transfer, mortgage or otherwise transfer or encumber collectively, assign.) or sublet all or any part of Lessee's Interest in this Lease or in the Premises without Lessor's prior written consent given under and subject to the terms of Paragraph 36.

             (b) A change In the control of Lessee shall constitute an assignment requiring Lessor's consent. The transfer, on a cumulative basis, of twenty-five percent (25%) or more of the voting control of Lessee shall constitute a change In control for this purpose.

             (c) The Involvement of Lessee or Its assets In any transaction, or series of transactions (by way of merger, sale, acquisition, financing, refinancing, transfer, leveraged buy-out or otherwise), whether or not a formal assignment or hypothecatlon of this Lease or Lessee's assets occurs, which results or will result In a reduction of the Net Worth of Lessee, as hereinafter defined, by an amount equal to or greater than twenty-five percent (2516) of such Net Worth of Lessee as It was represented to Lessor at the time of full execution and delivery of this Lease or at the time of the most recent assignment to which Lessor has consented, or as It exists immediately prior to said transaction or transactions consulting such reduction, at whichever time said Net Worth of Lessee was or Is greater, shall be considered an assignment of this Lease by Lessee to which Lessor may reasonably withhold Its consent. "Net Worth of Lessee for purposes of this Lease shall be the net worth of lessee (excluding any Guarantors) established under generally accepted accounting principles consistently supplied.

             (d) An assignment or subletting of Lessee's interest in this Lease without Lessor specific prior written consent shall, at Lessor's option, be a Default curable after notice per Paragraph 13.1, or a non-curable Breach without the necessity of any notice and grace period. If Lessor elects to treat such unconsented to assignment or subletting as a non-curable Breach, Lessor shall have the right to either: p) terminate this Lease, or 01) upon thirty (30) days written notice {'Lessor's Notice',, Increase the monthly Base Rent for the Premises to the greater of the then fairmarket rental value of the Premises as easonably determined by Lessor,or one hundred ten percent (1 t016) of the Base Rent then In effect. Pending determination of the new fair market rental value if disputed by Lessee, Lessee shall pay the amount set forth In Lessor's Notice, with any overpayment credited against the next Installment(s) of Base Rent coming due, and any underpayment for the period retroactively to the effective date of the adjustment being due and payable immediately upon the determinatlon thereof. Further, in the event of such Breach and rental adjustment, the purchase price of any option to purchase the Premises held by Lessee shall be subject to similar adjustment to the then fair market value as reasonably determined by Lessor (without the Lease being considered an encumbrance or any deduction for depreciation or obsolescence, and considering the Premises at Its highest and best use and in good condition) or one hundred ten percent (110%)of the price previously in effect, pi) any lndex-orlented rental or price adjustment formulas contained In this Lease shall be adjusted to require that the base Index be determined with reference to the index applicable to the time of such adjustment, and (iii) any fixed rental adjustments scheduled during the remainder of the Lease term shall be Increased In the same ratio as the new rental bears to the Base Rent in effect Immediately prior to the adjustment specified in Lessor's Notice.

(e) Lessee's remedy for any breach of this Paragraph 12.1 by Lessor shall be Itemized to compensatory damages and/or Injunctive relief.

12.2 Terms and Conditions Applicable to Assignment and Subletting.

             (a) regardless of Lessor's consent, any assignment or subletting shall not (i) be effective without the express written assumption by such assignee or sublessee of the obligations of Lessee under this Lease, (ii) release Lessee of any obligations hereunder, nor (iii) alter the primary liability of Lessee for the payment of Base Rent and other sums due Lessor hereunder or for the performance of any other obilgatlons to be performed by Lessee under this Lease.

             (b) Lessor may accept any rent or performance of Lessee's obligations from any person other than Lessee pending approval or disapproval of an assignment. Neither a delay In the approval or disapproval of such assignment nor the acceptance of any rent for performance shall constitute a waiver or estoppel of Lessor's right to exercise its remedies for the Default or Breach by Lessee of any of the terms covenants or conditions of this Lease.

             (c) The consent of Lessor to any assignment or subletting shall not constitute a consent with any subsequent assignment or subletting by Lessee or to any subsequent or successive assignment or subletting by the assignee or sublessee. However, Lessor may consent to subsequent sublettings and assignments of the sublease or any amendments or modifications thereto without notifying Lessee or anyone else liable under this Lease or the sublease and without obtaining their consent, and such action shall not relieve such persons from liability under this Lease or the sublease.

             (d) In the event of any default or Breach of Lessee's obligation under this Lease, Lessor may proceed directly against Lessee, any Guarantors or anyone else responsible for the performance of the Lessee's obligations under this Lease, Including any sublessee, without first exhausting Lessor's remedies against any other person or entity responsible therefor to Lessor, or any security held by Lessor.

             (e) Each request for consent to an assignment or subletting shall be In writing, accompanied by Information relevant to Lessor's determination to the financial and operational responsibility and appropriateness of the proposed assignee or sublessee, Including but not limited to the Intended use and/or required modificatlon of the Premises, If any, together wlth anon-refundable deposit of $1,000 or ten percent (10%) of the monthly base rent applicable to the portion of the Premises which Is the Subject of the proposed assignment or sublease, whichever is greater, as reasonable consideration for Lessor's considering and processing the request for consent. Lessee agrees to provide Lessor with such other or additlonal Information and/or documentatlon as maybe reasonably requested by Lessor.

             (f) Any assignee of, or sublessee under, this Lease shall, by reason of accepting such assignment or entering Into such sublease, be deemed for the benefit of Lessor, to have assumed and agreed to conform and comply with each and every term, covenant, condition and obligation herein to be observed or performed by Lessee during the term of said assignment or sublease, other than such obligations as are contrary to or Inconsistent with provisions of an assignment or sublease to which Lessor has specifically consented In writing.

Initials:

(9) The occurrence of a transaction described In Paragraph 12.2(c) shall give Lessor the right (but not the obligation) to require that the Security Deposit be Increased by an amount equal to six (6) times the then monthly Base Rent, and Lessor may make the actual receipt by Lessor of the Security Deposit increase a condition to Lessor's consent to such transactlon.

             (h) Lessor, as a condition to giving its consent to any assignment or subletting, may require that the amount and adjustment schedule of the rent payable under this Lease be adjusted to what is then the market value and/or adjustment schedule for property similar to the Premises and then constituted, as determined by Lessor.

      12.3 Additional Terms and Conditions Applicable to Subletting. The following terms and conditions shall apply to any subletting by Lessee of all or any part of the Premises and shall be deemed Included In all subleases under this Lease whether or not expressly incorporated therein:

             (a) Lessee  hereby  assigns and transfers to Lessor all of Lessee's
Interest In all rentals and income arising from any sublease of all or a portion of the Premises heretofore or hereafter made by Lessee, and Lessor may collect such rent and income and apply same toward Lessee's obligations under this Lease; provided, however, that until a Breach (as defined in Paragraph 13.1) Shall occur In the performance of Lessee's obligations under this Lease, Lessee may, except 8B otherwise provided In this Lease, receive, collect and enjoy the rents accruing under such sublease. Lessor shall not, by reason of the foregoing provision or any other assignment of such sublease to Lessor, nor by reason of the collection of the rents from a sublessee, be deemed liable to the sublessee for any failure of Lessee to perform and comply with any of Lessee's obligations to such sublessee under such Sublease. Lessee hereby Irrevocably authorizes and directs any such sublessee, upon receipt of a written notice from Lessor stating that a Breach exists in the performance of Lessee's obligations under this Lease, to pay to Lessor the rents and other charges due and to become due under the sublease. Sublessee shall rely upon any such statement end request from Lessor and shall pay such rents and other charges to Lessor without any obligation or right to inquire as to whether such Breach exists and notwithstanding any notice from or claim from Lessee to the contrary. Lessee shall have no right or claim against such sublessee, or, until the Breach has been cured, against Lessor, for any such rents and other charges so paid by said sublessee to Lessor.

             (b) In the event of a Breach by Lessee in the performance of its obligations under this Lease, Lessor, at its option and without any obligation to do so, may require any sublessee to attorn to Lessor, in which event Lessor shall undertake the obligations of the sublessor under such sublease from the time of the exercise of said option to the expiration of such sublease; provided, however, Lessor shall not be liable for any prepaid rents or security deposit paid by such sublessee to such sublessor or for any other prior defaults or breaches of such sublessor under such sublease.

             (c) Any matter or thing requiring the consent of the sublessor under a sublease shall also require the consent of Lessor herein.

             (d) No sublessee under a sublease approved by Lessor shall further assign or sublet and or any part of the Premises without Lessor's prior written consent.

             (e) Lessor shall deliver a copy of any notice of Defaultor Breach by Lessee to the sublessee, who shall have the right to cure the Default of Lessee within the grace period, If any, specified In such notice. The sublessee shall have a right of reimbursement and offset from and against Lessee for any such Defaults cured by the sublessee.

13. Default; Breach; Remedies.

      13.1 Default; Breach. Lessor and Lessee agree that If an attorney Is consulted by Lessor In connection with a Lessee Default or Breach (as hereinafter defined), $350.00 Is a reasonable minimum sum per such occurrence for legal services and costs in the preparation and service of a notice of Default, and that Lessor may Include the cost of such services and costs In said notice as rent due and payable to cure said default. A "Default" by Lessee is defined as a failure by Lessee to observe, comply with or perform any of the terms, covenants, conditions or rules applicable to Lessee under this Lease. A "Breach" by Lessee Is defined as the occurrence of any one or more of the following Defaults, and, where a grace period for cure after notice Is specified herein, the failure by Lessee to cure such Default prior to the expiration of the applicable grace period, and shall entitle Lessor to pursue the remedies set forth in Paragraphs 1 3.2 and/or 13.3:

(a) The vacating of the Premises without the intention to reoccupy same, or the abandonment of the Premises.

(b)Except as expressly otherwise provided in this Lease, the failure by Lessee to make any payment of Base Rent, Lessee's Share of Common Area Operating Expenses, or any other monetary payment required to be made by Lessee hereunder as and when due, the failure by Lessee to provide Lessor with reasonable evidence of Insurance or surety bond required under this Lease, or the failure of Lessee to fulfill any obligation under this Lease which endangers or threatens life or property, where such failure continues for a period of three
(3) days following written notice thereof by or on behalf of Lessor to Lessee.

             (c) Except as expressly otherwise provided In this Lease, the failure by Lessee to provide Lessor with reasonable written evidence given duly executed original form, If applicable) to (i) compliance with Applicable Requirements per Paragraph 6.3, (ii) the Inspection, maintenance and service contracts required under Paragraph 7.1(b), {ill) the rescission of an unauthorized assignment or subletting per Paragraph 12.1, (iv) a Tenancy Statement per Paragraphs 16 or 37, {v) the subordination or non-subordination of this Lease per Paragraph 30, (vi) the guaranty of the performance of Lessee's obligations under this Lease if required under Paragraphs 1.11 and 37, (vii) the execution of any document requested under Paragraph 42 (easements), or (viii) any other documentation or Information which Lessor may reasonably require of Lessee under the terms of this lease, where any such failure continues for a period of ten (10) days following written notice by or on behalf of Lessor to Lessee.

             (d) A Default by Lessee en to the terms, covenants, conditions or provisions of this Lease, or of the rules adopted under Paragraph 40 hereof that are to be observed, complied with or performed by Lessee, other than those described In Subparagraphs 13.1(a), (b) or (c), above, where such Default continues for a period of thirty (30) days after written notice thereof by or on behalf of Lessor to Lessee; provided, however, that if the nature of Lessee's Default Is such that more than thirty (30) days are reasonably required for its cure, then it shall not be deemed to be a Breach of this Lease by Lessee If Lessee commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion.

             (e) The occurrence of any of the following events: 0) the making by Lessee of any general arrangement or assignment for the benefit of creditors; {ii) Lessee's becoming a debtor. as defined In 11 U.S. Code Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same 1s dismissed within sixty (60) days); (vii)) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within thirty (30) days; or liv) the attachment, execution or other judicial seizure of substantially all of Lessee's assess located at the Premises or of Lessee's Interest In this Lease, where such seizure is not discharged within thirty (30) days; provided, however, In the event that any provision of this Subparagraph 13.t(e) Is contrary to any applicable law, such provision shall be of no force or effect, and shall not affect the validity of the remaining provisions.

             p) The discovery by Lessor that any financial statement of Lessee or of any Guarantor, given to Lessor by Lessee or any Guarantor, was materially false.

             (g) If the performance of Lessee's obligations under this Lease is guaranteed: (~) the death of a Guarantor, (11) the termination of a Guarantor's liability with respect to this lease other than In accordance with the term of such guaranty, (iii) a Guarantor's becoming insolvent or the subject of a bankruptcy filing, (iv) a Guarantor's refusal to honor the guaranty, or (v)a Guarantor's breach of Its guaranty obilgation on an anticipatory breach basis, and Lessee's failure, within sixty(60) days following written notice by or on behalf of Lessor to Lessee of any such event, to provide Lessor with written alternative assurances of security, which, when coupled with the then existing resources of Lessee, equals or exceeds the combined financial resources of Lessee and the Guarantors that existed at the time of execution of this Lease.

      13.2 Remedies. If Lessee fails to perform any affirmative duty or obligation of Lessee under this Lease, within ten (10) days after written notice to Lessee (or In case of an emergency, without notice), Lessor may at Its option (but without obligation to do so), perform such duty or obligation on Lessee's behalf, Including but not limited to the obtaining of reasonably required bonds, Insurance policies, or governmental licenses, permits or approvals. The costs and expenses of any such performance by Lessor shall be due and payable by Lessee to Lessor upon invoice therefor. N any check given to Lessor by Lessee shall not be honored by the bank upon which It is drawn, Lessor, at its own option, may require all future payments to be made under this Lease by Lessee to be made only by cashier's check. In the event of a Breach of this Lease by Lessee (as defined In Paragraph 13.1), with or without further notice or demand, and without limiting Lessor In the exercise of any right or remedy which Lessor may have by reason of such Breach, Lessor may:

             (a) Terminate Lessee's right to possession of the Premises by any lawful means, In which case this Lease and the term hereof shall terminate and Lessee shall Immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee: (i) the worth at the time of the award of the unpaid rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid rent which would have been earned a termination until the time of award exceeds the amount of such rental loss that the Lessee proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the Lessee proves could be reasonably avoided; and (iv) any other amount necessary to compensate Lessor for all the detriment approximately caused by the Lessee's failure to perform Its obligations under this Lease or which In the ordinary course of things would be likely to result therefrom, including but not limited to the cost of recovering possession of the Premises, expenses of reletting, including necessary renovation and alteration o/ the Premises, reasonable attorneys' fees, and that portion of any leasing commission paid by Lessor In connection with this Lease applicable to the unexpired term of this Lease. The worth in the time of award of the amount referred to In provision f~lH) of the Immediately preceding sentence shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank of San Francisco or the Federal Reserve Bank District In Which the Premises are located at the time of award plus one percent (1%). Efforts by Lessor to mitigate damages caused by Lessee's Default or Breach of this Lease shall not waive Lessor's right to recover damages under this Paragraph 13.2. If termination of this Lease is obtained through the provisional remedy of unlawful detainer, Lessor shall have the right to recovering such proceeding the unpaid rent and damages as are recoverable therein, or Lessor may reserve the right to recover all or any part thereof in a separate suit for such rent and/or damages. If a notice and grace period required under Subparagraph 13.1 (b), (c) or (d) was not previously given, a notice to pay rent or quit, or to perform or quit, as the case may be, given to Lessee under any statute authorizing the forfeiture of leases for unlawful detainer shall also constitute the applicable notice for grace period purposes required by Subparagraph 13.1 (b), (c) or (d). In such case, the applicable grace period under the unlawful detainer statue shall run concurrently after the one such statutory notice, and the failure of Lessee to cure the default within the greater of the two (2) such grace perlods shall constitute both an unlawful detainer and a Breach of this Lease entitling Lessor to the remedial provided for in this Lease and/or by said statute.

             (b) Continue the Lease and Lessee's right to possession In effect in California under California Civil Code Section 1951.4) after Lessee's Breach and recover the rent as It becomes due, provided Lessee has the right to sublet or assign, subject only to reasonable limitations. Lessor and Lessee agree that the limitations on assignment and subletting in this Lease are reasonable. Acts of maintenance or preservation, efforts to reflect the Premises, or the appointment of a receive to protect the Lessor's Interest under this Lease, shall not constitute a termination of the Lessee's right to possession.

          (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located.

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


          (d) The expiration or termination of this Lease and/or the termination of Lessee B right to possession shall not relieve Lessee from liability under any indemnity provisions of this Lease as to matters occurring or accruing during the term hereof or by reason of Lessee's occupancy of the Premises.

      13.3 Inducement recapture In Event of Breach. Any agreement by Lessor for free or abated rent or other charges applicable to the Premises, or for the giving or paying by Lessor to or for Lessee of any cash or other bonus, inducement or consideration for Lessee's entering Into this Lease, all of which concessions are hereinafter referred to as "Inducement Provisions" shall be deemed conditioned upon Lessee s full and faithful performance of all of the terms, covenants and conditions of this Lease to be performed or observed by Lessee during the term hereof as the same may be extended. Upon the occurrence of a Breach (as defined in Paragraph 13.1)on this Lease by lessee, any such Inducement Provision shall automatically be deemed deleted from this Lease end of no further force or effect, and any rent, other charge, bonus, Inducement or consideratlon therefore debated, given or pald by Lessor under such an Inducement Provision shall be Immedlately due and payable by Lessee to Lessor, and recoverable by Lessor, as additional rent due under this Lease, notwithstanding any subsequent cure of said Breach by Lessee, The acceptance by Lessor of rent or the cure of the Breach which initialed the operation of this Paragraph 13.3 shall not be deemed a waiver by Lessor of the provisions of this Paragraph 13.3 unless specifically so stated in writing by Lessor at the time of such acceptance.

      13.4 Late Charges. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to Incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs Include, but are not limited to, processing and accounting charges, and late charges which may be Imposed upon Lessor by the terms of any ground lease, mortgage or deed of trust covering the Premises. Accordingly, If any Installment of rent or other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to six percent (6%) of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Leasor will Incur by reason of late payment by Lessee. Acceptance o/ such late charge by Lessor shall In no event constitute a waiver of Lessee's Default or Breach with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge Is payable hereunder, whether or not collected, for three (3) consecutive Installments of Base Rent, then notwithstanding Paragraph 4.1 or any other provision of this Lease to the contrary, Base Rent shall, at Lessor's option, become due and payable quarterly In advance.

      13.5 Breach by Lessor. Lessor shall not be deemed In breach of this Lease unless Lessor fails within a reasonable time to perform an obligation required to be performed by Lessor. For purposes of this Paragraph 13.5, a reasonable time shall In no event be less than thirty (30) days after receipt by Lessor, and by any Lender(s) whose name and address shall have been furnished to Lessee In writing for such purpose, of written notice specifying wherein such obligation of Lessor has not been performed: provided, however, that if the nature of Lessor's obligation Is such that more then thirty (30) days after such notice arer easonably required for its performance, then Lessor shall not be In breach of this Lease If performance is commenced within such thirty (30) day period and thereafter diligently pursued to completion.

14. Condemnation. K the Premises or any portion thereof are taken under the power of eminent domain or sold under the threat of the exercise of said power (all of which are herein called condemnation.), this Lease shall terminate as to the part so taken as of the date the condemning authority taken title or possession, whichever first occurs. If more than ten percent (1096) of the floor area of the Premises, or more than twenty-five percent (25%) of the portion of the Common Areas designated for Lessee's parking, Is taken by condemnation, Lessee may, at Lessee's option, to be exercised In writing within ten (10) days after Lessor shall have given Lessee written notice of such taking (or In the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease In accordance with the foregoing, this Lease shall remain In full force and effect as to the portion of the Premises remaining, except that the Base Rent shall be reduced In the same proportion as the rentable floor area of the Premises taken bears to the total rentable floor area of the Premises. No reduction of Base Rent shall occur If the condemnation does not apply to any portion of the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution of value of the leasehold or for the taking of the fee, or as severance damages: provided, however, that Lessee shall be entitled to any compensation, separately awarded to Lessee for Lessee's relocation expenses and/or loss of Lessee's Trade Fixtures. In the event that this Lease Is not terminated by reason of such condemnation, Lessor shall to the extent of Its net severance damages received, over and above Lessee's Share of the legal and other expenses Incurred by Lessor In the condemnation matter, repair any damage to the Premises caused by such condemnation authority. Lessee shall be responsible for the payment of any amount In excess of such net severance damages required to complete such repair.

15. Brokers Fees.

15.1 Procuring Cause. The Broker(s) named In Paragraph 1.10 Is/are the procuring cause of this Lease.

      15.2 Additional Terms. Unless Lessor and broker(s) have otherwise agreed In writing, Lessor agrees that: (a) If Lessee exercises any option (as defined In Paragraph 39.1) granted under this Lessor any Option subsequently granted, or
(b) If Lessee acquires any rights to the Premises or other premises in which Lessor has an Interest, or (c) If Lessee remains In possession of the Premises with the consent of Lessor alter the expiration of the term of this Lease alter having failed to exercise an Option, or (d) If said Brokers are the procuring cause of any other lease or sale entered Into between the Parties pertaining to the Premises and/or any adjacent property In which Lessor has an Interest, or
(e) If Base Rent Is Increased, whether by agreement or operation of an escalation clause herein, then as to any of said ransactlons, Lessor shall be said Broker(s) a fee in accordance with the schedule of said Broker(s) In effect at the time of the execution of this Lease.

      15 3 Assumption of Obligations. Any buyer or transferee of Lessor s Interest In this Lease, whether such transfer Is by agreement or by operation of law, shall be deemed to have assumed Lessor's obligation under this Paragraph
15. Each Broker shall be an Intended third party benificiary of the provisions of Paragraph 1.10 and of this Paragraph 15 to the extent of its interest in any commisslon arising from this Lease and may enforce that right directly agalnst Lessor and Its successors.

      15.4 Representation and Warranties. Lessee and Lessor each represent and warrant to the other that It has had no dealings with any person, firm broker or finder other than as named In Paragraph 1.10(a) In connection with the negotiation of this Lease and/or the consummation of the transaction contemplated hereby, and that no broker or other person, firm or entity other than said named Broker(s) Is entitled to any commission or finder's fee in connection with said transaction. Lessee and Lessor do each hereby agree to Indemnify, protect, defend and hold the other harmless from and against liability for compensation or charges which may be claimed by any such unnamed broker, finder or other similar party by reason of any dealings or actions of the indemnifying Party, Including any costs, expenses, and/or attorneys' fees reasonably Incurred with respect thereto.

16. Tenancy and Financial Statements.

      16.1 Tenancy Statement. Each Party (as "Responding Party', shall within ten (10) days after written notice from the other Party (the "Requesting Party', execute, acknowledge and deliver to the Requesting Party a statement In writing In a form similar to the then most current tenancy Statement" form published by the American industrial Real Estate Association, plus such additional Information, confirmation and/or statements as may be reasonably requested by the Requesting Party.

      16.2 Financial Statement. If Lessor decides to finance, refinance, or sell the Premises or the Building, or any part thereof, Lessee and all Guarantors shall deliver to any potential lender or purchaser designated by Lessor such financial statements of Lessee and such Guarantors as may be reasonably required by such lender or purchaser, including but not limited to Lessee's financial statements for the past three (3) years. All such financial statements shall be received by Lessor and such lender or purchaser In confidence and shall be used only for the purposes herein set forth.

17. Lessor's Liability. The term "Lessor" as used herein shall mean the owner or owners at the time In question of the fee title to the Premises. In the event of a transfer of Lessor's title or Interest In the Premises or In this Lease, Lessor shall deliver to the transferee or assignee on cash or by credit} any unused Security Deposit held by Lessor at the time of such transfer of assignment. Except as provided Paragraph 15.3, upon such transfer or assignment and delivery of the Security Deposit, as aforesaid, the prior Lessor shall be relieved of all liability with respect to the obligations and/or covenants under this Lease thereafter to be performed by the Lessor. Subject to the foregoing, the obligations and/or covenants In this Lease to be performed by the Lessor shall be binding only upon the Lessor as hereinabove defined. 18. Severabillty. The Invalidity of any provision of this Lease, as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. Interest on Past-Due Obligation. Any monetary payment due Lessor hereunder, other than late charges, not received by Lessor within ten (10) days following the date on which It was due, shall bear interest from the date due at the prime rate charged by the largest state chartered bank in the state In which the Premises are located plus four percent (496) per annum, but not exceeding the maximum rate allowed by law, In addition to the potential late charge provided for In Paragraph 13.4.

20. Time of Essence. Time is of the essence with respect to the performance of all obligations to be performed or observed by the Partied under this Lease.

21. Rent Defined . All monetary obilgatlons of Lessee to Lessor under the terms of this Lease are deemed to be rent.

22. No Prior or other Agreement; Broker Disclaimer. This Lease contains all agreements between the Parties with respect to any matter mentioned herein, and no other prior or contemporaneous agreement or understanding shall be effective. Lessor and Lessee each represents and warrants to the Brokers that It has made, and Is relying solely upon, its own investigaton as to the nature, quality, character and financial responsibillty of the other Party to this Lease and as to the nature, quality and character of the Premises. Brokers have no responsibility wlth respect thereto or wlth respect to any default or breach hereof by either Party. Each Broker shall be an intended third party beneflclary of the provislons of this Paragraph 22.

23. Notices.

      23.1 Notice requirements. All notices required or premitted by this Lease shall be In writing and may be delivered In person (by hand or by messenger or courier service) or may be sent by regular, certified or registered mail or U.S. Postal Service Express Mall, with postage prepaid, or by facsimile transmission during normal business hours, and shall be deemed sufficiently given if served In a manner specified In this Paragraph 23. The addresses noted adjacent to a Party's signature on this Lease shall be that Party's address for delivery or mailing of notice purposes. Either Party may by written notice to the other specify a different address for notice purposes, except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for the purpose of mailing or delivering notices to Lessee. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by written notice to Lessee.

23.2 Date of Notice. Any notice sent by registered or certified mall, return receipt requested, shall be deemed given on the date of delivery shown on the receipt card, or If no delivery date is shown, the postmark thereon. If sent by regular mail, the notice shall be deemed given forty-eight (48) hours after the name is addressed as required herein and mailed with postage prepaid. Notices delivered by United States Express Mail or overnight courier that guarantees next day

Initials::

delivery shall be deemed given twenty-four (24) hours after delivery of the same to the United States Postal Service or courier. If any notice Is transmitted by facsimile transmission or similar means, the same shall be deemed served or delivered upon telephone or facsimile confirmation of receipt of the transmission thereof, provided a copy Is also delivered via delivery or mail. If notice Is received on a Saturday or a Sunday or a legal holiday, it shall be deemed received on the next business day.

24. Waivers. No waiver by Lessor of the Default or Breach of any term, covenant or condition hereof by Lessee, shall be deemed a waiver of any other term, covenant or condition hereof, or of any subsequent Default or Breach by Lessee of the same or any other term, covenant or condition hereof. Lessor's consent to, or approval of, any such act shall not be deemed to render unnecessary the obtaining of Lessor's consent to, or approval of, any subsequent or similar act by Lessee, or be construed as the basis of an estoppel to enforce the provision or provisions of this Lease requiring such consent. regardless of Lessor's knowledge of a Default or breach at the time of accepting rent, the acceptance of rent by Lessor shall not be a waiver of any Default or Breach by Lessee of any provision hereof. Any payment given Lessor by Lessee may be accepted by Lessor on account of moneys or damages due Lessor, notwithstanding any qualifying statements or conditions made by Lessee In connection therewith, which statements and/or conditions shall be of no force or effect whatsoever unless specifically agreed to In writing by Lessor at or before the time of deposit of such payment.

25. Recording. Wither Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a short form memorandum of this Lease for recording purposes. The Party requesting recordation shall be responsible for payment of any fees or taxes applicable thereto.

26. No Right To Holdover. Lessee has no right to retain possession of the Premises or any part thereof beyond the expiration or earlier termination of this Lease. In the event that Lessee holds over In violation of this Paragraph 26 then the Base Rent payable from and after the time of the expiration or earlier termination of this Lease shall be Increased to two hundred percent (20016) of the Base Rent applicable during the month Immediately preceding such expiration or earlier termination. Nothing contained herein shall be construed as a consent by Lessor to any holding over by Lessee.

27. Cumulative Remedies No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remediesat law or In equity.

28. Covenants and Conditions. Ml provisions of this Lease to be observed or performed by Lessee are both covenants and conditions.

29. Binding Effect; Choice of Law. This Lease shall be binding upon the Parties, their personal representatives, successors and assigns and be governed by the laws of the State In which the Premises are located. Any litigation between the Parties hereto concerning this Lease shall be Initiated In the county In which the Premises are located.

30. Subordination; Attornment; Non-Disturbance.

      30.1 Subordination. This Lease and any Option granted hereby shall be subject and subordinate to any ground lease, mortgage, deed of trust, or other hypothecatlon or security device (collectively, "Security Device"), now or hereafter placed by Lessor upon the real property of which the Premises are a part, to any and all advances made on the security thereof, and to all renewals, modifications, consolidations, replacements and extensions thereof. Lessee agrees that the Lenders holding any such Security Device shall have no duty, llabillty or obligation to perform any of the obligations of Lessor under this Lease but that In the event of Lessor's default with respect to any such obligation, Lessee will give any Lender whose name and address have been furnished Lessee In writing for such purpose notice of Lessor's default pursuant to Paragraph 13.5. If any Lender shall elect to have this Lease and/or any Optlon granted hereby superior to the lien of Its Security Device and shall give written notice thereof to Lessee, this Lease and such Options shall be deemed prior to such Security Device, notwithstanding the relative dates of the documentation or recordation thereof.

      30.2 Attornment. Subject to the non-disturbance provisions of Paragraph 30.3, Lessee agrees to attorn to a Lender or any other party who acquires ownership of the Premises by reason of a foreclosure of a Security Device, and that In the event of such foreclosure, such new owner shall not: (i) be liable for any act or omission of any prior lessor or with respect to events occurring prior to acquisition of ownership, (ii) be sublet to any offsets or defenses which Lessee might have against any prior lessor, or (iii) be bound by prepayment of more than one month's rent.

      30.3 Non-Disturbance. With respect to Security Devices entered into by Lessor after the execution of this lease, Lessee's subordination of this Lease shall be subject to receiving assurance (a non-disturbance agreement") from the Lender that Lessee's possession and this Lease, including any options to extend the term hereof, will not be disturbed so long as Lessee Is not In Breach hereof and attorns to the record owner of the Premises.

      30.4 Self-Executing. The agreements contained in this Paragraph 30 shall be effective without the execution of any further documents, provided however, that upon written request from Lessor or a Lender In connection with a sale, financing or refinancing of Premises, Lessee and Lessor shall execute; such further writings as may be reasonably required to separately document any such subordination or non-subordination, attornment and/or non-disturbance agreement as is provided for herein.

31. Attorneys' Fees. If any Party or Broker brings an action or proceeding to enforce the terms hereof or declare rights hereunder, the Prevailing Party (as hereafter defined) In any such proceeding, action, or appeal thereon, shall be entitled to reasonable Attorneys' fees. Such fees may be awarded In the same suit or recovered In a separate suit, whether or not such action or proceeding Is pursued to decision or judgment. The term "Prevailing Party" shall Include, without limitation, a Party or Broker who substantially obtains or defeats the relief sought, as the case may be, whether by compromise, settlement, judgement, or the abandonment by the other Party or Broker of its claim or defense. The attorneys' fee award shall not be computed In accordance with any court fee schedule, but shall be such as to fully reimburse all attorneys' fees reasonably Incurred. Lessor shall be entitled to attorneys' fees, costs and expenses Incurred In preparation and service of notices of Default and consultations In connection therewith, whether or not a legal action Is subsequently commenced in connection with such Default or resulting Breach. Broker(s) shall be Intended third party beneficiaries of this Paragraph 31.

32. Lessor's Access; Showing Premise; Repairs. Lessor and Lessor's agents shall have the right to enter the Premises at any time, In the case of an emergency, and otherwise at reasonable times for the purpose of showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, Improvements or additions to the Premises or to the Building, as Lessor may reasonably deem necessary. Lessor may at any time place on or about the Premises or Building any ordinary "For Sale" signs and Lessor may at any time during the last one hundred eighty (180) days of the term hereof place on or about the Premises any ordinary "For Lease" signs. As such activities of Lessor shall be without abatement of rent or liability to Lessee.

33. Auctions. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary In this Lease, Lessor shall not be obligated to exercise any standard of reasonableness In determining whether to grant such consent.

34. Signs. Lessee shall not place any sign upon the exterior of the Premises or the Building, except that Lessee may, with Lessor's prior written consent, install (but not on the roof)such signs as are reasonably required to advertise Lessee's own business so long assuch signs are in a location designated by Lessor and comply with Applicable requirements and the signage criteria established for the Industrial Center by Lessor. The Installation of any sign on the Premises by or for Lessee shall be subject to the provisions of Paragraph 7 (Maintenance, Repairs, Utility Installations, Trade Fixtures and Alterations). Unless otherwise expressly agreed herein, Lessor reserves all rights to the use of the roof of the Building, and the right to Install advertising signs on the Building, Including the roof, which do not unreasonably interfere with the conduct of Lessee's business; Lessor shall be entitled to all revenues from such advertising signs.

35. Termination; Merger. Unless specifically stated otherwise In writing by Lessor, the voluntary or other surrender of this Lease by Lessee, the mutual termination or cancellation hereof, or a termination hereof by Lessor for Breach by Lessee, shall automatically terminate any sublease or lesser estate In the
Premises: provided, however, Lessor shall, In the event of any such surrender, termination or cancellation, have the option to continue any one or all of any existing subtenancles. Lessor's failure within ten (10) days following any such event to make a written election to the contrary by written notice to the holder of any such lesser Interest, shall constitute Lessor's election to have such event constitute the termination of such interest.

36. Consents.

             (a) Except for Paragraph 33 hereof (Auctions) or as otherwise provided herein, wherever In this Lease the consent of a Party is required to an act by or for the other Party, such consent shall not be unreasonably withheld or delayed. Lessor's actual reasonable costs and expenses (Including but not limited to architects', attorneys', engineers' end other consultants' fees) Incurred In the consideration of, or response to, a request by Lessee for any Lessor consent pertaining to this Lease or the Premises, Including but not limited to consents to an assignment a subletting or the presence or use of a Hazardous Substance, shall be paid by Lessee to Lessor upon receipt of an invoice and supporting documentation therefor. In addition to the deposit described in Paragraph 12.2(e), Lessor may, as a condition to considering any such request by Lessee, require that Lessee deposit with Lessor an amount of money (In addition to the Security Deposit held under Paragraph 5) reasonably calculated by Lessor to represent the cost Lessor will Incur in considering and responding to Lessee's request. Any unused portion of said deposit shall be refunded to Lessee without interest. Lessor's consent to any act, assignment of this Lease or subletting of the Premises by Lessee shall not constitute an acknowledgment that no Default or Breach by Lessee of this Lease exists, nor shall such consent be deemed a waiver of any then existing Default or Breach, except as may be otherwise specifically stated In writing by Lessor at the time of such consent.

             (b) All conditions to Lessor's consent authorized by this Lease are acknowledged by Lessee as being reasonable. The failure to specify herein any particular condition to Lessor's consent shall not preclude the impositions by Lessor at the time of consent of such further or other conditions as are then reasonable with reference to the particular matter for which consent is being given.

37. Guarantor.

      37.1 Form of Guaranty. If there are to be any Guarantors of this Lease per Paragraph 1.11 the form of the guaranty to be executed by each such Guarantor shall be In the form most recently published by the American Industrial Real Estate Association, and each such Guarantor shall have the same obligations as Lessee under this lease, Including but not limited to the obligation to provide the Tenancy Statement and Information required In Paragraph 16.

      37.2 Additional Obligations of Guarantor. It shall constitute a Default of the Lessee under this Lease If any such Guarantor fails or refuses, upon reasonable request by Lessor to give: (a) evidence of the due execution of the guaranty called for by this Lease, Including the authority of the Guarantor (and of the party signing on Guarantor's behalf) to obligate such Guarantor on said guaranty, and resolution of Its board of directors authorizing the making of such guaranty, together with a certificate of incumbency showing the signature of the persons authorized to sign on its behalf, (b) current financial statements of Guarantor as may from time to time be requested by Lessor, (c) a Tenancy Statement, or (d) written confirmation that the guaranty is still In effect.

38. Quite Possession. Upon payment by Lessee of the rent for the Premises and the performance of all of the covenants, conditions and provisions on Lessee's part to be observed and performed under this Lease, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease.

Initials:

39. Optlons.

  39.1 Dentition. As used In this Lease, the word "Option" has the following meaning: (A) the right to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor;
  (b) the right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (c) the right to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises, or the right to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor, or the right of first offer to purchase other property of Lessor.

      39.2 Options Personal 10 Original Lease. Each Option granted to Lessee In the Lease is personal to the original Lessee named In Paragraph 1.1 hereof, and cannot be voluntarily or involuntarily assigned or exercised by any person or entity other than said original Lessee while the original Lessee Is In full and actual possession of the Premises and without the Intention of thereafter assigning or subletting. The Options, If any, herein granted to Lessee are not assignable, either as a part of an assignment of this Lease or separately or apart therefrom, and no Option may be separated from this Lease In any manner, by reservation or otherwise.

      39.3 Multiple Options. In the event that Lessee has any multiple options to extend or renew the Lease, a later option cannot be exercised unless the prior Options to extend or renew this Lease have been validly exercised.

39.4 Effect of Default on Options.

             (a) Lessee shall have no right to exercise an option, notwithstanding any provision In the grant of option to the contrary: (1) during the period commencing with the giving of any notice of Default under Paragraph
13.1 and continuing until the noticed Default Is cured, or (i) during the period of time any monetary obligation due Lessor from Lessee is unpaid (without regard to whether notice thereof is given Lessee), or (ii) during the time Lessee Is In Breach of this tease, or ~v) in the event that Lessor has given to Lessee three
(3) or more notices of separate  Defaults under Paragraph 13.1 during the twelve
(12) month period Immediately preceding the exercise of the Option, whether or not the Defaults are cured.

             (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an option because of the provisions of Paragraph 39.4(a)

             (c) All rights of Lessee under the provisions of an option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, If, after such exercise and during the term of this Lease, 0) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of thirty (30) days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (i) Lessor gives to Lessee three (3) or more notices of separate defaults under Paragraph 13.1 during any twelve (12) month period, whether or not the Defaults are cured, or
(ii) If Lessee commits a Breach of this Lease.

40. Rules and Regulation Lessee agrees that It will abide by, and keep and observe all reasonable rules and regulations (-Rules and Regulations.) which Lessor may make from time to time for the management, safety, care, and cleanliness of the grounds, the parking and unloading of vehicles and the preservation of good order, as well as for the convenience of other occupants or tenants of the Building and the Industrial Center and their invitees.

4t. Security Measures. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not Include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of the Premises Lessee, Its agents and Invitees and their property from the acts of third parties.

42. Reservations. Lessor reserves the right, from time to time, to grant, without the consent or joinder of Lessee, such easements, rights of way, utility raceways, and dedications that Lessor deems necessary, and to cause the recordation of parcel maps and restrictions, so long as such easements, rights of way, utility raceways, dedications, maps and restrictions do not reasonably Interfere with the use of the Premises by Lessee. Lessee agrees to sign any documents reasonably requested by Lessor to effectuate any such easement rights, dedication, map or restriction.

43. Performance Under Protest. If at any time a dispute shall arise as to any amount or sum of money to be paid by one Party to the other under the provisions hereof, the Party against whom the obligation to pay the money Is asserted shall have the right to make payment under protest. and such payment shall not be regarded as a voluntary payment and there shall survive the right on the part of said Party to Institute suit for recovery of such sum. If It shall be adjudged that there was no legal obligation on the part of said Party to pay such sum or any part thereof, said Party shall be entitled to recover such sum or so much thereof as It was not legally required to pay under the provisions of this Lease.

44. Authority. If either Party hereto Is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she Is duly authorized to execute and deliver this Lease on its behalf. If Lessee Is a corporation, trust or partnership, Lessee shall, within thirty (30) days after request by Lessor, deliver to Lessor evidence satisfactory to Lessor of such authority.

45. Conflict. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. Offer. Preparation of this Lease by either Lessor or Lessee or Lessor's agent or Lessee's agent and submission of same to Lessee or Lessor shall not be deemed an offer to lease. This Lease is not Intended to be binding until executed and delivered by all Parties hereto.

47. Amendment. This Lease may be modified only in writing, signed by the parties In interest at the time of the modification. The Parties shall amend this Lease from time to time to reflect any adjustments that are made to the Base Rent or other rant payable under this Lease. AB long as they do not materially change Lessee's obligations hereunder, Lessee agrees to make such reasonable non-monetary modifications to this Lease as may be reasonably required by an Institutional Insurance company or pension plan Lender In connection with the obtaining of normal financing or refinancing of the property of which the Premises are a part.

48. Multiple Parties. Except as otherwise expressly provided herein, If more than one person or entity is named herein as either Lessor or Lessee, the obligation of such multiple parties shall be the joint and several responsibility of all persons or entitles named herein as such Lessor or Lessee.

Initials:

         ADDENDUM TO STANDARD INDUSTRIAL/COMMERCIAL MULTI-TENANT LEASE -
       MODIFIED NET DATED AUGUST 1996 BY AND BETWEEN EBJ PARTNERS, L.P., A
         CALIFORNIA LIMITED PARTNERSHIP AS ~LESSOR. AND ORYX TECHNOLOGY
         CORPORATION AND SURGX CORPORATION AS "LESSEE" FOR THE PREMISES
            COMMONLY KNOWN AS 1100 AUBURN STREET, FREMONT, CALIFORNIA

49. CONTINGENT UPON TERMINATION OF EXISTING LEASE: This Lease is contingent upon the early termination of the lease dated June 2, 1994 with Concept Systems Design, Inc. on terms acceptable to Lessor and Lessor's counsel.

50. REFER TO LEASE AGREEMENT. PARAGRAPH 1.4 [EARLY POSSESSION1: The Early Possession date shall commence upon the occurrence of Lessor's receipt of the following: (i) a fully executed Lease, (ii) all required deposits under the Lease, and (iii) Lessee's liability insurance endorsement naming Lessor as an additional insured party. Additionally, Lessee will change all utilities into Lessee's name as of the Early Possession Date.

51. BASE RENT SCHEDULE: The following monthly Base Rent Schedule shall apply during the term of this Lease:

Months 01 - 30: $18,151.20
Months 31 - 60: $19,285.65

52. TENANT IMPROVEMENTS BY LESSOR: Prior to the Lease Commencement Date, Lessor shall, at Lessor's sole cost and expense:

A. Professionally shampoo and clean all carpets.

B. Repaint or touch-up interior office walls as needed as agreed by Lessor and Lessee during inspection.

C. Professionally clean and wax all VCT tile.

53. LOADING DOCK: Lessee acknowledges that the loading dock to the rear of the Premises is common to the entire building and Lessee agrees to cooperate with other Lessee's of the building regarding the use of the loading dock. The loading dock may not be used by persons and/or entities which are not tenants of the building.

54. HVAC MAINTENANCE: Lessor will contract for the HVAC quarterly maintenance and will pass through the expenses and any repairs to Lessee as an operating expense.

55. OPERATING EXPENSES: Lessor estimates that the 1996/97 Operating Expenses are approximately $.13 per square foot per month and Lessee agrees to pay Lessee's pro rate share of Operating Expenses monthly as provided herein commencing September 1, 1996. Lessee's share of Operating Expenses shall be $2,949.57 per month commencing on September 1, 1996 which shall be payable in advance on the first day of each and every month. Lessor shall guarantee that Lessee's pro rata share of Operating Expenses shall not exceed $.13 per square foot per month through December 31, 1997. The Operating Expenses shall be determined on a calendar year basis in a detailed statement of the actual expenses, and shall be delivered to Lessee within ninety (90) days after expiration of each calendar year as set forth in the Lease.

56. OPTION TO EXTENT): Provided that Lessee has not been in default of any of the provisions of this Lease during the then current term, Lessee shall have the right to extend the initial term hereof for one (1) additional period of three
(3) years upon the same terms and conditions as stated herein, except for the Minimum Monthly Rent. Such extension is herein referred to as the "Extended Term". Lessee must exercise its right, if at all, by written notification (the "Notice of Exercise-) to Lessor not less than twelve (12) months, nor more than fifteen (15) months prior to the expiration of the initial term hereof.

                   The  option  to extend  granted  herein  is  personal  to the original Lessee executing this Lease and is not assignable or transferable by such original Lessee. Lessor grants the rights contained herein to Lessee in consideration of Lessee's strict compliance with the provisions hereof, including, without limitation, the manner of exercise of this option.

                   If Lessee exercises the right to extend the term then the Minimum Monthly Rent shall be adjusted to equal the Fair Market Rental (the ~Newly Established Base Rent.) for the premises as of the date of the commencement of such Extended Term, pursuant to the procedures hereinafter set forth. The term ~Fair Market Rental. means the Minimum Monthly Rent chargeable for the Premises based upon the following factors applicable to the Premises or any comparable premises:

A. Rental rates being charged for comparable premises in the same geographical location.

B. The relative locations of the comparable premises.

C. Yearly rental adjustments

D. Services and utilities provided or to be provided.

E. Any other relevant Lease terms or conditions.

                   In no event. however. shall the Newly Established Base Rent be less than the Minimum Monthly Rent in effect immediately prior to the commencement date of the Extended Term. The Fair Market Rental evaluation shall include provision for yearly rent adjustments during the Extended Term if such adjustments are common in the market place similar types of leases.

Upon exercise of the right to extend the term, and included within the Notice of Exercise, Lessee shall notify Lessor of its opinion of Fair Market Rental as above defined for the Extended Term. If the parties are unable to agree upon a Minimal Monthly Rent for the Extended Term within thirty (30) days after exercise of the right to extend the term, within ten (10) days after the expiration thereof, either party at its own cost and expense and by giving notice to the other party in writing, may appoint a MAI real estate appraiser (.Qualified Appraiser.) to set the Minimum Monthly Rent for the Extended Term. The terms ~Minimum Monthly Rent. and "Fair Market Rental" as used in this paragraph shall be interchangeable.

                   If a party does not appoint a Qualified  Appraiser within ten
(10) days after the first party has given notice of the name of its Qualified Appraiser, the single Qualified Appraiser appointed shall be the sole appraiser and shall set the Fair Market Rent for the Extended Term.

                   If two Qualified Appraisers are appointed by the parties, they shall meet promptly, on ten (10) days' notice to the parties, to take such evidence and other information as the parties may deem reasonable to submit to the Qualified Appraisers. Within thirty (30) days after the selection of the last of the two Qualified Appraisers to be appointed by the parties, the Qualified Appraisers shall render their opinions of the Fair Market Rental of the premises as above qualified. If the two valuations are within five percent (5%) of each other (using the lower valuation as the basis for computing the 5%), they shall be averaged and the average of the two shall be the Minimum Monthly Rent for the Extended Term. If only one appraisal is timely submitted that appraisal shall constitute the Minimum Monthly Rent for the Extended Term.

                   If the two valuations are separated by more than five percent (5%), then the two Qualified Appraisers shall, within ten (10) days following the last date for submission of the two appraisals of Fair Market Rental, appoint a third Qualified Appraiser. If they are unable to agree upon a third Qualified Appraiser within such ten (10) day period, either of the parties to this Lease, by giving five (5) days' notice to the other party, may demand arbitration as specified below. If neither party applies for Arbitration within the ten (10) day period herein specified, the two appraisals of value shall be averaged as stated above.

                   In the event the parties are unable to mutually agree upon a Minimum Monthly Rent for the Extended Term, and in such event proceed to the Appraisal or Arbitration procedures herein specified, both parties shall be bound to submit the matter for such determination. The procedure specified in this paragraph for appointment of Qualified Appraisers, delivery of appraisals, appointment of an Arbitrator, and determination of Fair Market Value thereby, is herein collectively referred to as ~Arbitration.. The Arbitration shall be conducted and determined in the County where the Leased Premises are situated.

If the Arbitration is not concluded before commencement of the Extended Term, Lessee shall pay Minimum Monthly Rent to Lessor in an amount equal to the Fair Market Rental set forth in the appraisal by Lessor's Qualified Appraiser until the Fair Market Rental is determined in accordance with the arbitration provisions hereof. If the Fair Market Rental as determined by Arbitration differs from that stated by Lessor's Qualified Appraiser, then any adjustment required to correct the amount previously paid by Lessee shall be made by payment by the appropriate party within thirty (30) days after the determination of Fair Market Rental by Arbitration has been concluded, as provided herein. Lessee shall be obligated to make payment during the entire Extended Term of the Minimum Monthly Rent determined in accordance with the Arbitration procedures hereunder.

                   A party demanding Arbitration hereunder shall make its demand in writing (-Demand Notice.) within ten (10) days after delivery of the last of the two appraisals presented by the Qualified Appraisers as specified above. A copy of the Demand Notice shall be sent to the local office of the American Arbitration Association, or any successor thereto, for the appointment of an arbitrator satisfactory to both parties to render a final determination as hereinafter provided. If agreement regarding selection of an arbitrator is not reached within ten (10) days, then a copy of the Demand Notice shall be sent to the Presiding Judge of the highest trial court in such county for the state in which the premises are located. The Presiding Judge is hereinafter referred to as the ~Appointer-. The Appointer shall appoint within ten (10) days thereafter a Arbitrator. The Arbitrator shall be qualified to serve as an expert witness, over objection, to give opinion testimony addressed to the issue in a court of competent jurisdiction.

                   As used herein, the term Arbitrator refers to a third Qualified Appraiser, selected by any of the methods heretofore set forth. The Arbitrator shall, within ninety (90) days after his appointment, state in writing his determination of the Fair Market Rental. The Arbitrator shall have the right to consult experts and competent authorities with factual information or evidence pertaining to a determination of Fair Market Rental, but any such consultation shall be made in the presence of both parties with full right to cross examine. If the Arbitrator's determination of Fair Market Rental is an amount which falls between the respective values stated by Lessor's and Lessee's Qualified Appraisers, the value of the Qualified Appraiser which is closest to that of the Arbitrator shall be averaged with that of the Arbitrator and the resultant amount shall be the Fair Market Rental for the Extended Term. If the Arbitrator's valuation is exactly between that of the two Qualified Appraisers, the Arbitrator's valuation shall be the Fair Market Rental for the Extended Term. If, however, the Arbitrator's valuation is either higher than the higher valuation posed by the two Qualified Appraisers or lower than the lower valuation of the two Qualified Appraisers, then the valuation of the Qualified Appraiser which is closest to that of the Arbitrator shall be the Fair Market Rental for the Extended Term. The Fair Market Rental so determined shall be subject to increase both as to manner and time(s) as determined by the Arbitrator, based on then prevailing market conditions. The Arbitrator shall render a decision and award in writing, with counterpart copies to each party. Judgment may be entered thereon in any court of competent jurisdiction.

                   In the event of failure, refusal, or inability of the Arbitrator to act in a timely manner, a successor shall be appointed in the same manner as such Arbitrator was first chosen hereunder. The fees and expenses of the Arbitrator and for the administrative hearing fee, if any, shall be divided equally between the parties. Each party shall bear its own attorneys' fees and other expenses including fees of witness in presenting evidence, and the fees and cost of its own Qualified Appraiser.


57. CONDITION UPON TERMINATION: Upon termination or expiration of this Lease, Lessee shall surrender the premises to Lessor, broom clean and in the same condition as received, except for ordinary wear and tear. For purposes of this Lease, items which are not ~ordinary wear and tear. shall include, but not be limited to, the following items, which shall be the Lessee's obligation to repair or correct: (i) damage to or defacement of partitions, woodwork or plaster or any portion of the Premises from any cause (including, without limitation, from nails or screws); (ii) soiled carpet or woodwork through the over-watering of plants or other misuse; (iii) defacement to the warehouse floor: (iv) damage to the Premises not caused by the passage of time and ordinary use; (v) excessive wear to carpeting from Lessee's failure to use carpet protectors under desk chairs; and (vi) any disrepair in the Premises that is capable of being repaired and which is Lessee's obligation to repair pursuant to the Lease (for example, light fixtures, door knobs, ceiling panels and interior walls.)


                         [Signatures on Following Pages]

READ AND APPROVED:

LESSEE: ORYX TECHNOLOGY CORPORATION

By: /s/ Andrew Wilson

By:

LESSEE: SURGX CORPORATION
By: /s/ Andrew Wilson

By:

LESSOR: EBJ PARTNERS L.P.
                 A CALIFORNIA Limited PARTNERSHIP

By: SEE ATTACHED EXHIBIT "B"


                                                       EXHIBIT "A"

LESSOR:  EBJ PARTNERS, L.P., A CALIFORNIA LIMITED PARTNERSHIP

By: RICHARD LEVIN
RICHARD LEVIN,  GENERAL PARTNER

By:  /s/ ALAN J.LEVIN
       ALAN J. LEVEN, his Co-Attorney In Fact

 By:  /s/ SYDNEY LEVIN
        SYDNEY LEVIN, his Co-Attorney In Fact

            UNDER DURABLE ATTORNEY POWER OF ATTORNEY
            EXECUTED DECEMBER 4, 1991

 By: EMILY LEVIN
        EMILY LEVIN, GENERAL PARTNER

         By:  /s/ ALAN J. LEVIN
                ALAN J. LEVIN, her Co-Attorney In Fact

         By:  /s/ SYDNEY LEVIN
               SYDNEY LEVIN, her Co-Attorney In Fact


 UNDER DURABLE POWER OF ATTORNEY
 EXECUTED FEBRUARY 17, 1992

                                                       EXHIBIT "B"

LESSOR:  EBJ PARTNERS, L.P., A CALIFORNIA LIMITED PARTNERSHIP

By: RICHARD LEVIN
RICHARD LEVIN,  GENERAL PARTNER

By:  /s/ ALAN J.LEVIN
       ALAN J. LEVEN, his Co-Attorney In Fact

 By:  /s/ SYDNEY LEVIN
        SYDNEY LEVIN, his Co-Attorney In Fact

            UNDER DURABLE ATTORNEY POWER OF ATTORNEY
            EXECUTED DECEMBER 4, 1991

 By: EMILY LEVIN
        EMILY LEVIN, GENERAL PARTNER

         By:  /s/ ALAN J. LEVIN
                ALAN J. LEVIN, her Co-Attorney In Fact

         By:  /s/ SYDNEY LEVIN
               SYDNEY LEVIN, her Co-Attorney In Fact


 UNDER DURABLE POWER OF ATTORNEY
 EXECUTED FEBRUARY 17, 1992

ADDENDUM II TO STANDARD INDUSTRIAL/COMMERICAL MULTI-TENANT LEASE - MODIFtED NET DATISD AUGUST 1996 BY AND BETWEEN EBJ PARTNERS, L.P., A CALIFORMA LIMITED PARTNERSHIP ("LESSOR") ~`{D ORYX TECHNOLOGY CORPORATION AND SURGX CORPORATION ("LESSEE") FOR THE PREMISES COMMONLY KNOWN AS 1lOO AUBURN STREET, FREMONT, CALIFORNIA

58. Tenant Improvement by Lessor: In addition to Addendum ~ Paragraph S2, prior to Lease Commencement Date. Lessor shall, at Lessor's 501e cost and expense:

A. Replace cracked or damaged VCT tiles as needed.

B. Clean and punt building' exterior wall' &s indicated on Exhibit "C"

C. Retexture and repaint planter box, as shown on Exhibit ~C". Additionally, existing plants shall be removed and replaced with new plants to be mutually acceptable by Lessor and Lessee.

59. Early Possession; Lessee's early possession as described in Addendum I Paragraph 50 shall be free from base rent and CAM charge.

60. Operating Expenses: In addition to Addendum I Paragraph S5, operating expense increases shall not exceed 1S% annually.

61. Signage: Lessee shall have the right to use one-half (1/2) of the existing monument sign. Lessee will initially use the entire sign until such time that the Tenant at 1120 Auburn Street opts to use their one half (l/2) of the existing monument sign, at which time Lessee shall reduce their use of the sign to one-half (1/2).

62. Hazardous Materials: Lessee shall have no obligation to clean up., to comply with any law regulating, or to reimburse, release, indemnify, or defend lessor with respect to any hazardous materials or waste which Lessee did not store, dispose, or transport in, use, or cause to be on the Premises in violation of applicable law. However, Lessee shall be obligated to clean up. to comply with any law regarding, or to reimburse, release, indemnify or defend Lessor with respect to any hazardous materials or waste which Lessee, its agents, or future subtenants, if any, does store, dispose, or transport in, use or cause to be on the Premises in violation of applicable law. Lessee also agrees not to use or dispose of any toxic waste or hazardous materials on the premises without first obtaining Lessor's consent. In the event consent is granted by Lessor, Lessee agrees to complete compliance with governmental regulations, and Lessee also agrees to install such toxic waste or hazardous materials monitoring device as Lessor deems necessary.

63. ADA Compliance: Paragreph 2.3 shall also apply to the Americans with Disabilites Act ("ADA")

64. Assignment and Subletting:

64.1 Paragraph 12.1 (b) of Lease shall be changed from 2S % or more of voting control to 50% or more of voting control.

64.2 Paragraph 12.2 (c) shall be changed from "... a non-refundable deposit of S1,000..." to "...a non-refundable deposit of $500...".

65. Holding Over: Paragraph 26 shall be changed from "...two hundred percent (200%) of the base rent" to "...one hundred fifty percent (150%) of the base rent".

66. Additional Security Deposit: Upon execution of the Lease, Lessee shall pay to Lessor a sum equal to two month's rent (S36,302.40) as an additional security deposit and shall be refundable to Tenant upon fulfillment of all terms and conditions of the Lease after twelve (12) months. This additional security deposit shall bear interest at five percent (5%) if Tenant fulfills all terms and conditions of Lease during the first twelve (12) months.


Read and Approved:

 Lessee: ORYX TECHNOLOGY CORPORATION             Lessor: EBJ PARTNERS, L.P.,
                                                 A CALFORNIA LIMIT PARTNERSIflP

 By: /s/ Andrew Wilson                           By:   See attached Exhibit "B1"

 Date:  8/15/96                                  Date:

Lessee: SURGX CORPORATION

By:  /s/ Andrew Wilson

Date:  8/15/96